UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2017

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

	Principal Amount	Value
Asset-Backed Securities—4.0%
American Credit Acceptance Receivables Trust:
Series 2014-4, Cl. D, 5.24%, 2/10/22[1]	$430,000	$432,393
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	90,653	90,684
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	417,677	418,892
Series 2015-3, Cl. C, 4.84%, 10/12/21[1]	1,625,000	1,657,075
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	550,000	561,748
Series 2016-4, Cl. B, 2.11%, 2/12/21[1]	985,000	984,360
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	305,000	303,983
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	476,000	475,786
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	1,347,000	1,346,002
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	1,152,000	1,150,619
AmeriCredit Automobile Receivables Trust:
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,437,393	1,438,865
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,505,000	1,510,138
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,315,000	1,328,461
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,294,628
Series 2017-4, Cl. D, 3.08%, 12/18/23	1,690,000	1,684,922
Cabela’s Credit Card Master Note Trust:
Series 2013-2A, Cl. A2, 2.127% [LIBOR01M+65], 8/16/21[1,2]	780,000	782,707
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,530,921
Series 2016-1, Cl. A2, 2.327% [LIBOR01M+85], 6/15/22[2]	4,605,000	4,649,405
Capital Auto Receivables Asset Trust:
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	581,637
Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	290,000	288,622
Capital One Multi-Asset Execution Trust:
Series 2016-A1, Cl. A1, 1.927% [LIBOR01M+45], 2/15/22[2]	3,060,000	3,075,052
Series 2016-A3, Cl. A3, 1.34%, 4/15/22	2,655,000	2,628,519
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. D, 4.90%, 4/15/20[1]	1,005,000	1,019,832
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	161,495	161,304
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,367,973
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	527,681
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,811,319
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,380,321
Series 2016-3, Cl. D, 2.94%, 1/17/23	915,000	905,356
Series 2016-4, Cl. D, 2.91%, 4/17/23	2,040,000	2,014,370
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,776,010
Series 2017-4, Cl. D, 3.30%, 5/15/24	750,000	745,004
CCG Receivables Trust, Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,708,267
Chase Issuance Trust, Series 2014-A5, Cl. A5, 1.847% [LIBOR01M+37], 4/15/21[2]	1,925,000	1,932,598
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	904,886	903,650
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	495,000	492,701
CPS Auto Receivables Trust:
Series 2013-C, Cl. D, 6.59%, 8/15/19[1]	620,000	630,468
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	516,926	516,167

1        OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
CPS Auto Receivables Trust: (Continued)
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	$740,000	$737,180
CPS Auto Trust:
Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	160,000	160,245
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	1,255,000	1,250,869
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26[3]	1,505,000	1,494,997
CWABS Asset-Backed Certificates Trust, Series 2005-14, Cl. 1A1, 1.782% [US0001M+23], 4/25/36[2]	763,766	765,438
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	500,000	497,329
Discover Card Execution Note Trust:
Series 2012-A6, Cl. A6, 1.67%, 1/18/22	2,315,000	2,302,317
Series 2016-A1, Cl. A1, 1.64%, 7/15/21	4,225,000	4,212,078
Series 2016-A4, Cl. A4, 1.39%, 3/15/22	4,715,000	4,658,455
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	3,040,000	3,089,083
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	5,370,000	5,486,490
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	2,777,650	2,795,664
Series 2016-CA, Cl. C, 3.02%, 11/15/21[1]	1,085,000	1,093,452
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,273,920
Series 2017-1, Cl. B, 2.36%, 3/15/21	1,155,000	1,156,255
Series 2017-2, Cl. B, 2.25%, 6/15/21	735,000	735,462
Series 2017-2, Cl. C, 2.75%, 9/15/23	810,000	811,484
Series 2017-3, Cl. C, 2.80%, 7/15/22	835,000	835,740
Series 2017-AA, Cl. C, 2.98%, 1/18/22[1]	920,000	926,480
Series 2017-AA, Cl. D, 4.16%, 5/15/24[1]	1,600,000	1,641,062
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,708,197
DT Auto Owner Trust:
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	4,262,109	4,276,017
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	5,640,000	5,709,405
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	8,075,000	8,180,217
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	2,410,000	2,451,045
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	7,470,000	7,637,448
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	50,930	50,946
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	570,953
Series 2017-1A, Cl. C, 2.70%, 11/15/22[1]	405,000	404,098
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	1,120,000	1,120,056
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,178,914
Series 2017-2A, Cl. B, 2.44%, 2/15/21[1]	605,000	606,123
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,330,000	1,339,835
Series 2017-3A, Cl. B, 2.40%, 5/17/21[1]	1,055,000	1,052,154
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,245,000	1,263,734
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	1,410,000	1,407,134
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,035,000	1,035,844
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	691,666	690,246
Evergreen Credit Card Trust, Series 2016-3, Cl. A, 1.977% [LIBOR01M+50], 11/16/20[1,2]	3,480,000	3,491,799

2 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Asset-Backed Securities (Continued)
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. D, 6.81%, 8/17/20[1]	$2,061,960	$2,080,076
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	346,554	347,855
Series 2017-3A, Cl. A, 2.05%, 12/15/21[1]	1,022,856	1,021,474
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	2,110,000	2,113,898
Flagship Credit Auto Trust:
Series 2013-2, Cl. D, 6.26%, 2/16/21[1]	395,000	397,987
Series 2014-1, Cl. D, 4.83%, 6/15/20[1]	130,000	132,534
Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,725,000	2,881,284
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	850,000	842,005
Navistar Financial Dealer Note Master Owner Trust II:
Series 2016-1, Cl. D, 4.852% [LIBOR01M+330], 9/27/21[1,2]	595,000	595,998
Series 2017-1, Cl. C, 3.102% [LIBOR01M+155], 6/27/22[1,2]	435,000	437,664
Series 2017-1, Cl. D, 3.852% [LIBOR01M+230], 6/27/22[1,2]	505,000	505,272
Nissan Auto Lease Trust, Series 2017-A, Cl. A3, 1.91%, 4/15/20	1,700,000	1,694,385
Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,583,426
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,228,612
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,457,615
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	893,468
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,221,911
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	2,460,000	2,529,835
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,880,000	2,885,333
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	1,330,000	1,329,773
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	847,797
Verizon Owner Trust, Series 2017-3A, Cl. A1A, 2.06%, 4/20/22[1]	1,340,000	1,334,791
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	1,016,786	1,015,061
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	1,400,000	1,438,115
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	1,845,000	1,849,430
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,195,000	1,194,239
Series 2016-B, Cl. A, 1.44%, 6/15/22	2,860,000	2,851,876
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,060,000	3,048,818
Series 2017-B, Cl. A, 1.98%, 6/15/23	2,260,000	2,253,956
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,980,000	2,968,987
Total Asset-Backed Securities (Cost $173,494,176)		174,190,080

3 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations—24.2%
Government Agency—13.4%
FHLMC/FNMA/FHLB/Sponsored—11.3%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$485,952	$527,389
5.50%, 9/1/39	1,253,494	1,374,864
6.00%, 1/1/19-7/1/24	522,236	570,421
6.50%, 4/1/18-6/1/35	484,659	541,065
7.00%, 8/1/21-3/1/35	731,029	813,082
7.50%, 1/1/32-2/1/32	1,333,655	1,582,355
8.50%, 8/1/31	41,821	46,375
10.00%, 5/1/20	1,278	1,289
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	2,172	2,174
10.50%, 5/1/20	10,628	11,091
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 57.799%, 4/1/27[4]	116,059	24,396
Series 192, Cl. IO, 97.04%, 2/1/28[4]	52,157	9,763
Series 205, Cl. IO, 46.651%, 9/1/29[4]	304,264	64,969
Series 206, Cl. IO, 0.00%, 12/15/29[4,5]	134,824	35,422
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	109,878	24,489
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	87,171	19,067
Series 243, Cl. 6, 9.869%, 12/15/32[4]	264,626	45,388
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	951,488	1,026,359
Series 151, Cl. F, 9.00%, 5/15/21	708	741
Series 1590, Cl. IA, 2.527% [LIBOR01M+105], 10/15/23[2]	684,213	698,945
Series 1674, Cl. Z, 6.75%, 2/15/24	26,912	28,996
Series 2034, Cl. Z, 6.50%, 2/15/28	7,633	8,457
Series 2042, Cl. N, 6.50%, 3/15/28	7,242	7,913
Series 2043, Cl. ZP, 6.50%, 4/15/28	794,229	888,666
Series 2053, Cl. Z, 6.50%, 4/15/28	6,616	7,330
Series 2116, Cl. ZA, 6.00%, 1/15/29	378,557	412,241
Series 2122, Cl. F, 1.927% [LIBOR01M+45], 2/15/29[2]	18,761	18,854
Series 2279, Cl. PK, 6.50%, 1/15/31	12,233	13,610
Series 2326, Cl. ZP, 6.50%, 6/15/31	106,239	116,611
Series 2344, Cl. FP, 2.427% [LIBOR01M+95], 8/15/31[2]	261,747	268,996
Series 2368, Cl. PR, 6.50%, 10/15/31	13,235	14,873
Series 2401, Cl. FA, 2.127% [LIBOR01M+65], 7/15/29[2]	31,451	31,971
Series 2412, Cl. GF, 2.427% [LIBOR01M+95], 2/15/32[2]	329,143	338,411
Series 2427, Cl. ZM, 6.50%, 3/15/32	525,737	578,232
Series 2451, Cl. FD, 2.477% [LIBOR01M+100], 3/15/32[2]	150,758	155,235
Series 2461, Cl. PZ, 6.50%, 6/15/32	58,640	64,834
Series 2464, Cl. FI, 2.477% [LIBOR01M+100], 2/15/32[2]	142,789	146,220
Series 2470, Cl. AF, 2.477% [LIBOR01M+100], 3/15/32[2]	243,233	250,456
Series 2470, Cl. LF, 2.477% [LIBOR01M+100], 2/15/32[2]	146,033	149,543
Series 2475, Cl. FB, 2.477% [LIBOR01M+100], 2/15/32[2]	200,002	204,623
Series 2517, Cl. GF, 2.477% [LIBOR01M+100], 2/15/32[2]	120,744	123,645
Series 2551, Cl. LF, 1.977% [LIBOR01M+50], 1/15/33[2]	18,352	18,435
Series 2564, Cl. MP, 5.00%, 2/15/18	1,290	1,292

4 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
(Continued)
Series 2585, Cl. HJ, 4.50%, 3/15/18	$636	$636
Series 2635, Cl. AG, 3.50%, 5/15/32	206,992	210,431
Series 2668, Cl. AZ, 4.00%, 9/15/18	13,042	13,071
Series 2676, Cl. KY, 5.00%, 9/15/23	342,291	360,001
Series 2707, Cl. QE, 4.50%, 11/15/18	38,056	38,267
Series 2770, Cl. TW, 4.50%, 3/15/19	11,389	11,505
Series 3010, Cl. WB, 4.50%, 7/15/20	3,061	3,120
Series 3025, Cl. SJ, 19.334% [(3.667) x LIBOR01M+2,475], 8/15/35[2]	298,055	433,823
Series 3741, Cl. PA, 2.15%, 2/15/35	186,969	186,943
Series 3815, Cl. BD, 3.00%, 10/15/20	4,289	4,301
Series 3840, Cl. CA, 2.00%, 9/15/18	3,016	3,010
Series 3848, Cl. WL, 4.00%, 4/15/40	512,673	523,447
Series 3857, Cl. GL, 3.00%, 5/15/40	12,057	12,182
Series 3917, Cl. BA, 4.00%, 6/15/38	257,420	261,529
Series 4221, Cl. HJ, 1.50%, 7/15/23	517,779	510,250
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 44.168%, 3/15/28[4]	16,209	3,308
Series 2049, Cl. PL, 88.907%, 4/15/28[4]	87,556	18,125
Series 2074, Cl. S, 99.999%, 7/17/28[4]	75,121	9,914
Series 2079, Cl. S, 99.999%, 7/17/28[4]	132,265	17,635
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	87,333	16,996
Series 2526, Cl. SE, 56.721%, 6/15/29[4]	161,100	28,166
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	619,740	106,411
Series 2795, Cl. SH, 87.151%, 3/15/24[4]	1,041,990	88,620
Series 2920, Cl. S, 99.999%, 1/15/35[4]	1,126,712	175,054
Series 2922, Cl. SE, 12.606%, 2/15/35[4]	76,031	12,560
Series 2981, Cl. AS, 7.464%, 5/15/35[4]	573,621	76,856
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,325,948	197,426
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	1,663,110	168,866
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	354,078	57,203
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	132,615	12,069
Series 3450, Cl. BI, 16.463%, 5/15/38[4]	537,022	79,799
Series 3606, Cl. SN, 15.878%, 12/15/39[4]	284,242	43,169
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	157,120	2,804
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	24,220	228
Federal National Mortgage Assn.:
2.50%, 1/1/33[6]	15,585,000	15,569,074
3.00%, 1/1/33[6]	54,670,000	55,702,067
3.50%, 1/1/48[6]	81,910,000	84,152,542
4.00%, 1/1/48[6]	55,820,000	58,408,827
4.50%, 1/1/48[6]	223,365,000	237,672,924
5.00%, 1/1/48[6]	2,795,000	3,005,062
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[4]	32,928,079	397,304
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[4]	5,493,100	178,558

5 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	$186,879	$190,318
5.00%, 2/1/18-12/1/21	120,167	122,487
5.50%, 1/1/22-5/1/36	497,925	542,329
6.00%, 1/1/19	2	2
6.50%, 4/1/18-1/1/34	2,610,926	2,943,393
7.00%, 9/1/21-4/1/34	4,163,699	4,786,324
7.50%, 2/1/27-3/1/33	2,027,267	2,353,059
8.50%, 7/1/32	15,943	17,070
9.50%, 3/15/21	5,258	5,335
11.00%, 2/1/26	82,310	86,464
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[4]	112,163	16,056
Series 247, Cl. 2, 99.999%, 10/25/23[4]	54,098	7,390
Series 252, Cl. 2, 99.999%, 11/25/23[4]	13,504	1,995
Series 254, Cl. 2, 99.999%, 1/25/24[4]	40,410	6,112
Series 301, Cl. 2, 11.387%, 4/25/29[4]	140,806	30,703
Series 303, Cl. IO, 80.946%, 11/25/29[4]	149,783	36,552
Series 313, Cl. 2, 99.999%, 6/25/31[4]	1,155,721	250,882
Series 319, Cl. 2, 4.278%, 2/25/32[4]	386,642	87,459
Series 321, Cl. 2, 13.735%, 4/25/32[4]	687,864	163,266
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	298,981	68,257
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	256,124	58,706
Series 331, Cl. 5, 99.999%, 2/25/33[4]	599,783	111,592
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	1,150,349	266,303
Series 334, Cl. 10, 0.854%, 2/25/33[4]	493,036	87,938
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	696,846	151,751
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,424,468	296,117
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	417,385	86,732
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	178,475	38,680
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	326,355	64,981
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	231,433	47,755
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	111,958	24,479
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	16,585	3,678
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	34,954	38,489
Series 1997-45, Cl. CD, 8.00%, 7/18/27	386,134	443,536
Series 1998-58, Cl. PC, 6.50%, 10/25/28	220,736	244,205
Series 1999-14, Cl. MB, 6.50%, 4/25/29	12,142	13,466
Series 1999-54, Cl. LH, 6.50%, 11/25/29	425,019	470,268
Series 2001-19, Cl. Z, 6.00%, 5/25/31	159,380	178,125
Series 2001-65, Cl. F, 2.152% [LIBOR01M+60], 11/25/31[2]	295,976	300,614
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	338,835	376,758
Series 2002-21, Cl. PE, 6.50%, 4/25/32	404,112	454,206
Series 2002-29, Cl. F, 2.552% [LIBOR01M+100], 4/25/32[2]	161,518	165,526
Series 2002-64, Cl. FJ, 2.552% [LIBOR01M+100], 4/25/32[2]	49,644	50,876
Series 2002-68, Cl. FH, 1.991% [LIBOR01M+50], 10/18/32[2]	104,237	104,729
Series 2002-81, Cl. FM, 2.052% [LIBOR01M+50], 12/25/32[2]	194,987	196,554
Series 2002-84, Cl. FB, 2.552% [LIBOR01M+100], 12/25/32[2]	32,387	33,154

6 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-100, Cl. PA, 5.00%, 10/25/18	$60,059	$60,318
Series 2003-11, Cl. FA, 2.552% [LIBOR01M+100], 9/25/32[2]	44,196	45,243
Series 2003-112, Cl. AN, 4.00%, 11/25/18	26,187	26,316
Series 2003-116, Cl. FA, 1.952% [LIBOR01M+40], 11/25/33[2]	108,288	108,413
Series 2003-84, Cl. GE, 4.50%, 9/25/18	4,601	4,623
Series 2004-25, Cl. PC, 5.50%, 1/25/34	30,594	30,993
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,170,716
Series 2005-71, Cl. DB, 4.50%, 8/25/25	758,489	784,111
Series 2006-11, Cl. PS, 18.876% [(3.667) x LIBOR01M+2,456.67], 3/25/36[2]	336,521	525,491
Series 2006-46, Cl. SW, 18.508% [(3.667) x LIBOR01M+2,419.92], 6/25/36[2]	428,309	638,150
Series 2008-75, Cl. DB, 4.50%, 9/25/23	64,420	64,758
Series 2009-113, Cl. DB, 3.00%, 12/25/20	127,878	128,311
Series 2009-36, Cl. FA, 2.492% [LIBOR01M+94], 6/25/37[2]	220,854	225,783
Series 2009-70, Cl. TL, 4.00%, 8/25/19	76,738	76,904
Series 2010-43, Cl. KG, 3.00%, 1/25/21	49,210	49,435
Series 2011-122, Cl. EC, 1.50%, 1/25/20	109,956	109,375
Series 2011-15, Cl. DA, 4.00%, 3/25/41	246,026	250,550
Series 2011-3, Cl. EL, 3.00%, 5/25/20	217,812	218,286
Series 2011-3, Cl. KA, 5.00%, 4/25/40	746,035	789,582
Series 2011-38, Cl. AH, 2.75%, 5/25/20	2,987	2,987
Series 2011-6, Cl. BA, 2.75%, 6/25/20	96,118	96,685
Series 2011-82, Cl. AD, 4.00%, 8/25/26	122,596	123,638
Series 2011-88, Cl. AB, 2.50%, 9/25/26	49,200	49,222
Series 2012-20, Cl. FD, 1.952% [LIBOR01M+40], 3/25/42[2]	1,071,643	1,072,599
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 36.503%, 11/18/31[4]	335,949	64,735
Series 2001-63, Cl. SD, 40.396%, 12/18/31[4]	9,678	1,717
Series 2001-68, Cl. SC, 84.209%, 11/25/31[4]	6,826	1,207
Series 2001-81, Cl. S, 47.824%, 1/25/32[4]	88,346	16,519
Series 2002-28, Cl. SA, 26.892%, 4/25/32[4]	77,039	14,348
Series 2002-38, Cl. SO, 57.861%, 4/25/32[4]	95,644	16,838
Series 2002-39, Cl. SD, 54.435%, 3/18/32[4]	148,807	29,317
Series 2002-48, Cl. S, 46.599%, 7/25/32[4]	119,647	23,432
Series 2002-52, Cl. SL, 35.222%, 9/25/32[4]	73,443	14,168
Series 2002-53, Cl. SK, 64.709%, 4/25/32[4]	92,760	18,690
Series 2002-56, Cl. SN, 47.585%, 7/25/32[4]	164,091	32,136
Series 2002-65, Cl. SC, 53.996%, 6/25/26[4]	301,193	44,770
Series 2002-77, Cl. IS, 54.26%, 12/18/32[4]	162,948	34,491
Series 2002-77, Cl. SH, 41.402%, 12/18/32[4]	123,105	23,557
Series 2002-89, Cl. S, 43.996%, 1/25/33[4]	902,704	187,162
Series 2002-9, Cl. MS, 36.22%, 3/25/32[4]	127,559	23,532
Series 2003-13, Cl. IO, 44.279%, 3/25/33[4]	697,663	168,174
Series 2003-26, Cl. DI, 38.11%, 4/25/33[4]	427,615	98,808
Series 2003-26, Cl. IK, 44.654%, 4/25/33[4]	74,938	17,359

7 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	$385,367	$85,382
Series 2003-4, Cl. S, 21.569%, 2/25/33[4]	184,637	40,066
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	55,315	5,546
Series 2004-56, Cl. SE, 9.58%, 10/25/33[4]	416,157	82,125
Series 2005-12, Cl. SC, 33.821%, 3/25/35[4]	35,717	5,051
Series 2005-14, Cl. SE, 50.894%, 3/25/35[4]	267,111	37,092
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	1,603,748	220,843
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	708,462	86,493
Series 2005-52, Cl. JH, 35.921%, 5/25/35[4]	860,986	123,193
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	1,650,923	258,537
Series 2007-88, Cl. XI, 0.00%, 6/25/37[4,5]	2,469,225	396,578
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	131,249	12,526
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	11,198	455
Series 2010-95, Cl. DI, 16.082%, 11/25/20[4]	312,880	8,557
Series 2011-96, Cl. SA, 5.746%, 10/25/41[4]	437,923	66,254
Series 2012-134, Cl. SA, 5.185%, 12/25/42[4]	1,252,182	247,985
Series 2012-40, Cl. PI, 6.568%, 4/25/41[4]	3,238,297	483,220
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	2,386,913	2,662
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[4,5]	249,624	4,665
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	8,050,592	18,157
		497,736,678

GNMA/Guaranteed—2.1%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	366,055	385,335
8.00%, 1/15/28-9/15/28	255,931	270,447
Government National Mortgage Assn. II Pool:
2.75% [H15T1Y+150], 7/20/27[2]	2,492	2,576
3.50%, 1/1/48[6]	29,940,000	30,975,269
4.00%, 1/1/48[6]	60,820,000	63,440,012
7.00%, 1/20/30	58,158	67,881
11.00%, 10/20/19	437	438
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 44.473%, 4/16/37[4]	1,072,150	180,771
Series 2011-52, Cl. HS, 23.213%, 4/16/41[4]	1,904,499	266,000
		95,588,729

Non-Agency—10.8%
Commercial—4.3%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 3.41% [H15T1Y+210], 9/26/35[1,2]	125,807	126,398
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	174,040	173,117
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[3,4,5,7]	83,279	2,033
CD Commercial Mortgage Trust:
Series 2016-CD2, Cl. AM, 3.668%, 11/10/49[8]	1,000,000	1,024,891

8 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
CD Commercial Mortgage Trust: (Continued)
Series 2017-CD3, Cl. AS, 3.833%, 2/10/50	$1,270,000	$1,312,969
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 12.227%, 11/13/50[4]	5,561,181	371,862
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	818,108	822,833
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	710,000	732,521
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C4, Cl. XA, 0.00%, 10/12/50[4,5]	15,597,136	1,234,856
COMM Mortgage Trust:
Series 2012-CR3, Cl. ASB, 2.372%, 10/15/45	152,561	152,246
Series 2012-LC4, Cl. A3, 3.069%, 12/10/44	323,651	325,661
Series 2013-CR13, Cl. ASB, 3.706%, 11/12/46	1,350,000	1,400,583
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,842,584
Series 2013-CR7, Cl. D, 4.28%, 3/10/46[1,8]	8,505,000	6,786,483
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	475,000	487,981
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	73,271
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	728,374
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,901,617
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	805,000	813,251
Series 2015-CR23, Cl. AM, 3.801%, 5/10/48	3,210,000	3,309,343
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	7,455,161	461,027
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	1,775,000	1,792,256
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 1.721% [US0001M+22], 7/22/36[1,2]	920,000	874,675
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2,586	481
FREMF Mortgage Trust:
Series 2011-K702, Cl. B, 4.774%, 4/25/44[1,8]	395,000	395,115
Series 2012-K20, Cl. C, 3.87%, 5/25/45[1,8]	12,875,000	12,892,976
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,8]	1,975,000	1,947,392
Series 2013-K26, Cl. C, 3.598%, 12/25/45[1,8]	335,000	330,601
Series 2013-K27, Cl. C, 3.495%, 1/25/46[1,8]	4,187,000	4,110,137
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,8]	7,865,000	7,714,836
Series 2013-K29, Cl. C, 3.481%, 5/25/46[1,8]	4,700,000	4,607,703
Series 2013-K712, Cl. C, 3.362%, 5/25/45[1,8]	660,000	661,235
Series 2013-K713, Cl. C, 3.165%, 4/25/46[1,8]	420,000	418,679
Series 2014-K41, Cl. B, 3.832%, 11/25/47[1,8]	7,635,000	7,818,841
Series 2014-K714, Cl. C, 3.849%, 1/25/47[1,8]	200,000	200,606
Series 2014-K715, Cl. C, 4.125%, 2/25/46[1,8]	25,000	25,417
Series 2015-K44, Cl. B, 3.684%, 1/25/48[1,8]	7,345,000	7,453,167
Series 2015-K45, Cl. B, 3.591%, 4/25/48[1,8]	13,050,000	13,062,508
Series 2015-K721, Cl. B, 3.565%, 11/25/47[1,8]	3,970,000	4,019,422
Series 2017-K62, Cl. B, 3.875%, 1/25/50[1,8]	6,522,000	6,595,896
Series 2017-K724, Cl. B, 3.487%, 11/25/23[1,8]	4,465,000	4,461,813
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	1,035,000	1,044,114

9 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	$255,000	$255,833
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	418,980
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	620,000	641,957
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	160,000	159,634
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,367,863
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,561,499
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	310,000	312,219
Series 2013-LC11, Cl. ASB, 2.554%, 4/15/46	375,000	375,527
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,759,283
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	1,580,000	1,569,579
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 3.629%, 7/25/35[8]	228,032	234,233
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.387%, 7/26/36[1,8]	11,079,088	10,625,904
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	525,000	544,569
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	780,000	797,084
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	295,000	304,544
Series 2014-C24, Cl. B, 4.116%, 11/15/478	1,655,000	1,696,870
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,980,000	3,120,465
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,886,453
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Cl. AS, 3.385%, 12/15/49	1,755,000	1,750,875
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7,8]	58,120	44,804
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	755,000	756,283
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,583,754
Series 2014-C14, Cl. B, 4.633%, 2/15/47[8]	680,000	721,242
Series 2016-C30, Cl. AS, 3.175%, 9/15/49	2,865,000	2,797,372
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 10.107%, 12/15/50[4]	5,020,000	310,021
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 2.968%, 11/26/36[1,8]	809,403	808,274
Series 2012-R3, Cl. 1B, 2.968%, 11/26/36[1,8]	12,282,555	11,414,403
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.149%, 6/26/46[1,8]	141,756	141,957
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 3.399%, 8/25/34[8]	8,442,319	8,493,375
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2017-C5, Cl. XA, 11.683%, 11/15/50[4]	9,844,669	712,090
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.894%, 5/10/63[1,8]	7,532,194	6,350,249
Wells Fargo Commercial Mortgage Trust:
Series 2015-C29, Cl. AS, 4.013%, 6/15/48[8]	2,090,000	2,177,834
Series 2016-C37, Cl. AS, 4.018%, 12/15/49	2,465,000	2,590,921
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	6,590,000	475,050

10 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial (Continued)

WF-RBS Commercial Mortgage Trust:
Series 2012-C7, Cl. E, 4.981%, 6/15/45[1,8]	$660,000	$539,708
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,833,382
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,517,494
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	320,000	329,018
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[8]	1,135,000	1,198,160

WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 32.923%, 3/15/441,4	15,572,191	481,319

		187,171,852

Residential—6.5%

Bear Stearns ARM Trust:
Series 2005-2, Cl. A1, 3.26% [H15T1Y+245], 3/25/35[2]	366,247	371,074
Series 2006-1, Cl. A1, 3.67% [H15T1Y+225], 2/25/36[2]	71,259	71,575

Chase Funding Trust, Series 2003-2, Cl. 2A2, 1.888% [US0001M+56], 2/25/33[2]	15,989	15,168

CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,569,865	1,566,525
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,467,618	1,473,364

Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 3.489%, 5/25/35[8]	1,961,584	1,974,517
Series 2006-AR1, Cl. 1A1, 3.21% [H15T1Y+240], 10/25/35[2]	570,200	574,330
Series 2009-8, Cl. 7A2, 3.544%, 3/25/36[1,8]	27,352,273	27,320,522
Series 2012-8, Cl. 1A1, 3.51%, 10/25/35[1,8]	379,758	381,684
Series 2014-8, Cl. 1A2, 1.791% [US0001M+29], 7/20/36[1,2]	1,635,000	1,525,854

Connecticut Avenue Securities:
Series 2014-C02, Cl. 1M1, 2.502% [US0001M+95], 5/25/24[2]	889,809	893,007
Series 2014-C03, Cl. 1M2, 4.552% [US0001M+300], 7/25/24[2]	2,504,271	2,678,256
Series 2015-C03, Cl. 1M2, 6.552% [US0001M+500], 7/25/25[2]	3,902,091	4,406,122
Series 2016-C03, Cl. 1M1, 3.552% [US0001M+200], 10/25/28[2]	212,848	216,273
Series 2016-C06, Cl. 1M2, 5.802% [US0001M+425], 4/25/29[2]	10,705,000	12,190,040
Series 2016-C07, Cl. 2M1, 2.852% [US0001M+130], 5/25/29[2]	1,385,031	1,393,880
Series 2016-C07, Cl. 2M2, 5.902% [US0001M+435], 5/25/29[2]	13,370,000	14,837,499
Series 2017-C01, Cl. 1M2, 5.102% [US0001M+355], 7/25/29[2]	11,610,000	12,629,935
Series 2017-C02, Cl. 2M1, 2.702% [US0001M+115], 9/25/29[2]	2,548,898	2,572,422
Series 2017-C02, Cl. 2M2, 5.202% [US0001M+365], 9/25/29[2]	4,030,000	4,365,114
Series 2017-C03, Cl. 1M1, 2.502% [US0001M+95], 10/25/29[2]	2,492,321	2,512,553
Series 2017-C04, Cl. 2M2, 4.402% [US0001M+285], 11/25/29[2]	9,095,000	9,465,400

11 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Residential (Continued)

Connecticut Avenue Securities: (Continued)
Series 2017-C06, Cl. 1M1, 2.302% [US0001M+75], 2/25/30[2]	$604,493	$606,663
Series 2017-C07, Cl. 1M1, 2.202% [US0001M+65], 5/25/30[2]	1,570,662	1,573,403
Series 2017-C07, Cl. 1M2, 3.952% [US0001M+240], 5/25/30[2]	1,540,000	1,582,170

CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 1.707% [US0001M+23], 12/15/35[2]	85,310	77,284
Series 2006-H, Cl. 2A1A, 1.627% [US0001M+15], 11/15/36[2]	61,306	46,295

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.522%, 7/25/35[8]	349,634	352,210

Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[8]	280,447	283,640

HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 1.862% [US0001M+31], 7/25/35[2]	66,587	66,565

MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 1.652% [US0001M+10], 8/25/36[2]	3,898,489	2,108,978

RALI Trust:
Series 2005-QA4, Cl. A32, 3.874%, 4/25/35[8]	6,174	181
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	61,905	55,284

Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	5,248,705	4,954,448

Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 5.802% [US0001M+425], 11/25/23[2]	2,535,000	2,822,302
Series 2014-DN1, Cl. M3, 6.052% [US0001M+450], 2/25/24[2]	2,085,000	2,437,518
Series 2014-DN2, Cl. M3, 5.152% [US0001M+360], 4/25/24[2]	2,160,000	2,411,512
Series 2014-DN4, Cl. M3, 6.102% [US0001M+455], 10/25/24[2]	13,508,582	14,918,543
Series 2014-HQ2, Cl. M2, 3.752% [US0001M+220], 9/25/24[2]	543,776	561,195
Series 2014-HQ2, Cl. M3, 5.302% [US0001M+375], 9/25/24[2]	18,815,000	21,522,904
Series 2015-HQA2, Cl. M2, 4.352% [US0001M+280], 5/25/28[2]	1,102,715	1,140,449
Series 2016-DNA1, Cl. M2, 4.452% [US0001M+290], 7/25/28[2]	1,275,000	1,314,148
Series 2016-DNA2, Cl. M3, 6.202% [US0001M+465], 10/25/28[2]	10,693,000	12,290,803
Series 2016-DNA3, Cl. M1, 2.652% [US0001M+110], 12/25/28[2]	732,507	733,626
Series 2016-DNA3, Cl. M3, 6.552% [US0001M+500], 12/25/28[2]	7,155,000	8,342,716
Series 2016-DNA4, Cl. M1, 2.352% [US0001M+80], 3/25/29[2]	736,401	737,900
Series 2016-DNA4, Cl. M3, 5.352% [US0001M+380], 3/25/29[2]	13,920,000	15,554,474
Series 2016-HQA2, Cl. M1, 2.752% [US0001M+120], 11/25/28[2]	294,640	294,979
Series 2016-HQA3, Cl. M1, 2.352% [US0001M+80], 3/25/29[2]	2,811,145	2,816,358

12 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Residential (Continued)

Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-HQA3, Cl. M3, 5.402% [US0001M+385], 3/25/29[2]		$15,820,000	$17,639,291
Series 2016-HQA4, Cl. M1, 2.352% [US0001M+80], 4/25/29[2]		2,032,902	2,037,031
Series 2016-HQA4, Cl. M3, 5.452% [US0001M+390], 4/25/29[2]		9,480,000	10,557,463
Series 2017-DNA1, Cl. M2, 4.802% [US0001M+325], 7/25/29[2]		11,970,000	12,843,039
Series 2017-DNA2, Cl. M2, 5.002% [US0001M+345], 10/25/29[2]		1,100,000	1,198,067
Series 2017-DNA3, Cl. M2, 4.052% [US0001M+250], 3/25/30[2]		1,115,000	1,156,205
Series 2017-HQA1, Cl. M1, 2.752% [US0001M+120], 8/25/29[2]		2,304,097	2,329,123
Series 2017-HQA1, Cl. M2, 5.102% [US0001M+355], 8/25/29[2]		13,575,000	14,668,121
Series 2017-HQA3, Cl. M1, 2.102% [US0001M+55], 4/25/30[2]		1,096,408	1,096,579
Series 2017-HQA3, Cl. M2, 3.902% [US0001M+235], 4/25/30[2]		2,640,000	2,705,665

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 3.453%, 10/25/33[8]		125,204	126,847

Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 3.252%, 2/25/35[8]		2,735,577	2,796,645
Series 2005-AR15, Cl. 1A2, 3.561%, 9/25/35[8]		582,796	566,351
Series 2005-AR15, Cl. 1A6, 3.561%, 9/25/35[8]		5,764,210	5,561,110
Series 2005-AR4, Cl. 2A2, 3.422%, 4/25/35[8]		168,440	169,539
Series 2006-AR10, Cl. 1A1, 3.354%, 7/25/36[8]		492,589	481,170
Series 2006-AR10, Cl. 5A5, 3.387%, 7/25/36[8]		957,920	968,546
Series 2006-AR2, Cl. 2A3, 3.544%, 3/25/36[8]		3,521,560	3,558,956
Series 2006-AR7, Cl. 2A4, 3.336%, 5/25/36[8]		2,374,789	2,357,750
Series 2006-AR8, Cl. 2A1, 3.568%, 4/25/36[8]		1,804,755	1,829,014

			287,688,174

Total Mortgage-Backed Obligations (Cost $1,039,205,207)			1,068,185,433

Foreign Government Obligations—8.8%

Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[1]		2,855,000	2,992,539
8.50% Sr. Unsec. Nts., 1/31/47[1]		4,270,000	4,913,532

Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[1]	EUR	1,215,000	1,550,549
6.50% Sr. Unsec. Nts., 2/15/23[1]		1,555,000	1,674,424
6.875% Sr. Unsec. Nts., 1/26/27		4,375,000	4,786,250
7.50% Sr. Unsec. Nts., 4/22/26		1,685,000	1,910,200
7.875% Sr. Unsec. Nts., 6/15/27[1]		2,315,000	2,575,021
9.125% Sr. Unsec. Nts., 3/16/24[1]		1,540,000	1,805,650
16.00% Bonds, 10/17/23	ARS	25,715,000	1,382,359
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	1,414,498

13 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Foreign Government Obligations (Continued)

Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		$2,875,000	$3,507,500
8.00% Sr. Unsec. Nts., 3/15/39		1,140,000	1,401,584

Commonwealth of the Bahamas, 6.00% Sr. Unsec. Nts., 11/21/28[1]		1,335,000	1,395,075

Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,210,000	3,390,306
6.00% Sr. Unsec. Nts., 1/14/19[1]		4,380,000	4,493,460
6.20% Sr. Unsec. Nts., 5/11/27[1]		1,180,000	1,248,108
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,445,000	1,525,486
6.85% Sr. Unsec. Nts., 11/3/25[1]		515,000	569,458

Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		5,660,000	6,126,950
6.85% Sr. Unsec. Nts., 1/27/45[1]		2,825,000	3,185,216

Federal Republic of Nigeria, 7.625% Sr. Unsec. Nts., 11/28/47[1]		2,840,000	3,055,085

Federative Republic of Brazil:
4.625% Sr. Unsec. Nts., 1/13/28		3,555,000	3,575,441
10.00% Unsec. Nts., 1/1/19	BRL	72,700,000	22,554,109
17.856% Unsec. Nts., 5/15/55[13]	BRL	4,665,000	4,656,290

Gabonese Republic, 6.375% Bonds, 12/12/24[1]		2,605,000	2,652,010

Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		2,976,000	3,409,225
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,211,000,000	5,915,469

Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	176,600,000	5,446,736

Malaysia, 5.734% Sr. Unsec. Nts., 7/30/19	MYR	35,697,000	9,186,857

Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[1]		4,785,000	4,839,716

Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		8,395,000	9,339,437
9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	36,445,000	1,344,473

Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,655,000	1,752,066
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,755,000	2,916,278

Republic of Angola, 9.50% Sr. Unsec. Nts., 11/12/25[1]		2,045,000	2,364,513

Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[1]		1,455,000	1,570,658

Republic of Chile, 4.50% Bonds, 3/1/21	CLP	6,931,500,000	11,541,087

Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		1,360,000	1,412,020
6.125% Sr. Unsec. Nts., 1/18/41		5,585,000	6,757,850
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	6,013,266

Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[1]	EUR	2,985,000	3,918,490
5.75% Sr. Unsec. Nts., 12/31/32[8]		2,033,255	2,027,133
6.125% Sr. Unsec. Nts., 6/15/33[1]		3,495,000	3,575,256

Republic of Croatia, 3.875% Sr. Unsec. Nts., 5/30/22	EUR	4,065,000	5,465,662

Republic of Ecuador:
9.65% Sr. Unsec. Nts., 12/13/26[1]		855,000	984,319
10.75% Sr. Unsec. Nts., 3/28/22[1]		1,989,000	2,329,616

14 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Foreign Government Obligations (Continued)

Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[1]		$1,425,000	$1,527,743
8.75% Sr. Unsec. Nts., 12/16/20[1]		1,350,000	1,517,670

Republic of India, 8.20% Sr. Unsec. Nts., 9/24/25	INR	734,400,000	11,965,689

Republic of Indonesia:
3.375% Sr. Unsec. Nts., 7/30/25[1]	EUR	1,095,000	1,487,056
3.75% Sr. Unsec. Nts., 6/14/28[1]	EUR	1,380,000	1,912,778
3.85% Sr. Unsec. Nts., 7/18/27[1]		2,895,000	2,974,743
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,310,000	1,363,278
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	114,495,000,000	9,094,679
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	210,905,000,000	17,614,652
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	54,520,000,000	4,260,673

Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		1,570,000	1,519,064
6.752% Sr. Unsec. Nts., 3/9/23[1]		2,890,000	2,962,366

Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[1]		2,790,000	3,008,624

Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	14,655,000	4,881,292
6.15% Sr. Unsec. Nts., 8/12/32[1]	PEN	11,630,000	3,833,331

Republic of Poland:
Series 0422, 2.25% Bonds, 4/25/22	PLN	37,200,000	10,601,874
Series 0727, 2.50% Bonds, 7/25/27	PLN	18,350,000	4,936,379

Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[1]		1,570,000	1,700,097
6.25% Unsec. Nts., 5/23/33[1]		1,470,000	1,555,930

Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[1]		5,900,000	6,072,327

Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	5,021,838
Series R186, 10.50% Bonds, 12/21/26	ZAR	193,525,000	17,480,238

Republic of Turkey:
8.80% Bonds, 11/14/18	TRY	30,930,000	7,874,278
10.60% Bonds, 2/11/26	TRY	14,000,000	3,388,395
11.00% Bonds, 2/24/27	TRY	11,000,000	2,782,311

Romania:
2.375% Sr. Unsec. Nts., 4/19/27[1]	EUR	2,945,000	3,640,452
3.875% Sr. Unsec. Nts., 10/29/35[1]	EUR	985,000	1,303,686
Series 10YR, 5.95% Bonds, 6/11/21	RON	25,540,000	7,081,954

Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	480,415,000	8,578,690
Series 6211, 7.00% Bonds, 1/25/23	RUB	259,750,000	4,509,395
Series 6217, 7.50% Bonds, 8/18/21	RUB	674,770,000	11,926,187

Ukraine:
7.375% Sr. Unsec. Nts., 9/25/32[1]		7,950,000	7,831,100
7.75% Sr. Unsec. Nts., 9/1/20		2,835,000	3,010,370
7.75% Sr. Unsec. Nts., 9/1/22		2,960,000	3,154,824
7.75% Sr. Unsec. Nts., 9/1/23		6,565,000	6,985,488
7.75% Sr. Unsec. Nts., 9/1/24		4,350,000	4,588,815
7.75% Sr. Unsec. Nts., 9/1/25		2,875,000	3,006,120
7.75% Sr. Unsec. Nts., 9/1/27		4,255,000	4,404,555

15 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Foreign Government Obligations (Continued)

United Mexican States, Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	$7,761,769

Total Foreign Government Obligations (Cost $371,459,683)			389,571,937

Corporate Loans—0.1%

Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 8.443% [LIBOR4+675], 1/30/19[2]		2,135,000	1,607,473

Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.934% [LIBOR4+725], 4/16/20[2]		713,090	630,193

Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.642% [LIBOR12+325], 10/25/20[2]		2,817,165	2,308,329

Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.50% [LIBOR12+400], 3/29/21[2]		668,308	629,743

Total Corporate Loans (Cost $5,381,428)			5,175,738

Corporate Bonds and Notes—45.7%

Consumer Discretionary—8.2%

Auto Components—0.4%

American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25[1]		3,630,000	3,829,650

Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]		650,000	672,750

Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		3,645,000	3,959,381

Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26		1,940,000	2,007,609

Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]		1,635,000	1,759,587

Lear Corp., 3.80% Sr. Unsec. Nts., 9/15/27		1,476,000	1,479,808

Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26		1,460,000	1,500,150

			15,208,935

Automobiles—0.5%

Daimler Finance North America LLC:
2.20% Sr. Unsec. Nts., 5/5/20[1]		2,150,000	2,138,387
8.50% Sr. Unsec. Unsub. Nts., 1/18/31		1,421,000	2,148,832

Ford Motor Credit Co. LLC:
2.425% Sr. Unsec. Nts., 6/12/20		1,649,000	1,640,089
3.664% Sr. Unsec. Nts., 9/8/24		1,609,000	1,631,788

General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43		630,000	748,218

General Motors Financial Co., Inc., 3.15% Sr. Unsec. Nts., 6/30/22		2,228,000	2,228,299

Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45		760,000	828,146

Hyundai Capital America, 1.75% Sr. Unsec. Nts., 9/27/19[1]		2,678,000	2,628,043

Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]		4,265,000	4,222,350

Nissan Motor Acceptance Corp., 2.15% Sr. Unsec. Nts., 9/28/20[1]		1,561,000	1,548,600

16 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Automobiles (Continued)

Volkswagen Group of America Finance LLC, 2.45% Sr. Unsec. Nts., 11/20/19[1]	$2,438,000	$2,437,348

ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	1,016,000	1,079,500

		23,279,600

Distributors—0.1%

LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	3,849,000	3,954,847

Diversified Consumer Services—0.2%

Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,990,000	1,661,650

Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	7,579,000	7,708,752

		9,370,402

Hotels, Restaurants & Leisure—1.9%

1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	2,150,000	2,150,000
5.00% Sec. Nts., 10/15/25[1]	3,555,000	3,599,438

Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	2,190,000	2,228,325
5.00% Sr. Unsec. Nts., 4/1/25[1]	1,283,000	1,358,440

Boyd Gaming Corp., 6.375% Sr. Unsec. Nts., 4/1/26	690,000	745,200

CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	2,580,000	2,438,100

CRC Escrow Issuer LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	2,845,000	2,881,416

Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	1,800,000	1,890,000

Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	1,070,000	1,147,575

Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1]	5,485,000	5,594,700
8.75% Sr. Sub. Nts., 10/1/25[1]	3,910,000	4,115,275

Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24	1,455,000	1,473,187

Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations
Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24[1]	3,630,000	3,979,387

International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	4,660,000	5,044,450

KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	2,505,000	2,567,625
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,915,000	3,075,325

Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22	1,171,000	1,193,578

Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	3,750,000	3,799,823

MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	3,510,000	3,755,700

MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	3,630,000	3,929,475
6.625% Sr. Unsec. Nts., 12/15/21	1,080,000	1,187,676

17 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Hotels, Restaurants & Leisure (Continued)

Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	$2,255,000	$2,319,831

Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	3,600,000	3,744,000

PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	1,635,000	1,496,025

Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,7,9]	14,750,000	—

Royal Caribbean Cruises Ltd., 2.65% Sr. Unsec. Nts., 11/28/20	2,105,000	2,104,743

Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	1,780,000	1,788,900
10.00% Sr. Unsec. Nts., 12/1/22	4,828,000	5,316,835

Silversea Cruise Finance Ltd., 7.25% Sr. Sec. Nts., 2/1/25[1]	1,445,000	1,564,213

Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,480,463

Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	3,585,000	3,414,713

Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	1,420,000	1,448,400

Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	1,091,125

Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	355,000	357,663
5.50% Sr. Unsec. Nts., 10/1/27[1]	355,000	359,881

		84,641,487

Household Durables—1.3%

American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25[3]	2,890,000	3,135,650

AV Homes, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	3,585,000	3,773,212

Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27[1]	2,485,000	2,509,850
6.75% Sr. Unsec. Nts., 3/15/25	3,070,000	3,250,362
7.25% Sr. Unsec. Nts., 2/1/23	119,000	124,355

DR Horton, Inc., 2.55% Sr. Unsec. Nts., 12/1/20	2,172,000	2,170,102

K Hovnanian Enterprises, Inc., 10.00% Sec. Nts., 7/15/22[1]	1,425,000	1,574,625

KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	3,085,000	3,547,750

Leggett & Platt, Inc., 3.50% Sr. Unsec. Nts., 11/15/27	1,187,000	1,177,552

Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	240,000	246,672
4.75% Sr. Unsec. Nts., 11/29/27[1]	1,420,000	1,469,416
4.75% Sr. Unsec. Nts., 5/30/25	7,139,000	7,442,408

M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	2,135,000	2,177,529

Mattamy Group Corp., 6.50% Sr. Unsec. Nts., 10/1/25[1]	710,000	754,375

MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	2,130,000	2,092,725

Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	1,170,000	1,171,242
5.00% Sr. Unsec. Nts., 11/15/23	1,900,000	2,005,671
5.50% Sr. Unsec. Nts., 4/1/46	722,000	862,069

PulteGroup, Inc.:
5.00% Sr. Unsec. Nts., 1/15/27	3,662,000	3,840,523
5.50% Sr. Unsec. Nts., 3/1/26	2,195,000	2,395,294
6.00% Sr. Unsec. Nts., 2/15/35	245,000	264,600

18 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Household Durables (Continued)

Standard Industries, Inc., 4.75% Sr. Unsec. Nts., 1/15/28[1]	$2,125,000	$2,140,534

Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[3]	3,050,000	3,236,813

Toll Brothers Finance Corp.:
4.375% Sr. Unsec. Nts., 4/15/23	2,387,000	2,485,464
4.875% Sr. Unsec. Nts., 3/15/27	835,000	868,400

William Lyon Homes, Inc., 5.875% Sr. Unsec. Nts., 1/31/25	2,891,000	2,959,661

		57,676,854

Internet & Catalog Retail—0.1%

Amazon.com, Inc., 4.95% Sr. Unsec. Nts., 12/5/44	771,000	940,088

QVC, Inc., 4.45% Sr. Sec. Nts., 2/15/25	4,255,000	4,345,844

		5,285,932

Leisure Equipment & Products—0.1%

Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	705,000	716,245

Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	3,695,000	3,778,485

		4,494,730

Media—2.5%

21st Century Fox America, Inc., 4.75% Sr. Unsec. Nts., 11/15/46	961,000	1,115,989

Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,905,000	2,000,250

AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	2,185,000	2,171,344
5.875% Sr. Sub. Nts., 11/15/26	2,175,000	2,153,250
6.125% Sr. Sub. Nts., 5/15/27	1,440,000	1,436,400

AMC Networks, Inc., 4.75% Sr. Unsec. Nts., 8/1/25	1,425,000	1,416,094

Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,538,000	3,997,940

Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	725,000	763,062

CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	710,000	704,675
5.00% Sr. Unsec. Nts., 2/1/28[1]	3,555,000	3,475,012
5.125% Sr. Unsec. Nts., 5/1/27[1]	2,881,000	2,844,987
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,384,062

Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	1,351,000	1,374,643

Charter Communications Operating LLC/Charter Communications Operating Capital, 5.375% Sr. Sec. Nts., 5/1/47	1,016,000	1,044,748

Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,460,000	1,485,550

Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[1]	710,000	736,625

Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	4,115,000	4,202,444
Series B, 7.625% Sr. Sub. Nts., 3/15/20	3,575,000	3,516,906

Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	2,216,000	2,896,787

19 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Media (Continued)

CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	$3,305,000	$3,247,163
5.50% Sr. Unsec. Nts., 4/15/27[1]	2,180,000	2,229,050
10.875% Sr. Unsec. Nts., 10/15/25[1]	2,070,000	2,463,300

DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	6,025,000	5,881,906
7.75% Sr. Unsec. Nts., 7/1/26	715,000	754,325

Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	2,170,000	2,170,000
5.875% Sr. Unsec. Nts., 7/15/26[1]	4,790,000	4,921,725

iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	4,005,000	2,993,738

Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	2,288,000	2,402,611

Lions Gate Entertainment Corp., 5.875% Sr. Unsec. Nts., 11/1/24[1]	3,685,000	3,910,706

MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	705,000	712,050

Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,815,000	2,913,525

Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	2,120,000	2,120,000

SFR Group SA, 6.00% Sr. Sec. Nts., 5/15/22[1]	1,075,000	1,089,781

Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,740,000	2,832,475

Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	1,780,000	1,848,975

Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	1,113,000	1,162,277
6.10% Sr. Unsec. Nts., 2/15/18[1]	936,000	940,389

TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,780,000	1,873,450

Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	1,379,000	1,297,444

Time, Inc., 7.50% Sr. Unsec. Nts., 10/15/25[1]	710,000	839,575

Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	710,000	696,688

Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	1,990,000	2,054,675

Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	735,000
5.125% Sr. Sec. Nts., 2/15/25[1]	5,925,000	5,791,688

Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]	2,335,000	2,367,106
5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	2,152,613

Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	5,290,000	5,296,613

		108,419,616

Multiline Retail—0.2%

Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	4,781,000	5,017,062

JC Penney Corp., Inc., 5.875% Sr. Sec. Nts., 7/1/23[1]	1,780,000	1,686,550

		6,703,612

Specialty Retail—0.7%

AutoZone, Inc., 1.625% Sr. Unsec. Nts., 4/21/19	515,000	510,835

Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	2,106,000	2,270,032

Eurotorg LLC Via Bonitron DAC, 8.75% Sr. Unsec. Nts., 10/30/22[1]	1,975,000	2,001,762

20 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Specialty Retail (Continued)

Freedom Mortgage Corp., 8.125% Sr. Unsec. Nts., 11/15/24[1]	$1,065,000	$1,087,631

GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	1,810,000	1,846,200
6.75% Sr. Unsec. Nts., 3/15/21[1]	3,860,000	4,053,000

Guitar Center, Inc., 6.50% Sr. Sec. Nts., 4/15/19[1]	1,005,000	934,650

L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22	2,312,000	2,476,730
6.875% Sr. Unsec. Nts., 11/1/35	6,270,000	6,364,050

Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	1,425,000	1,489,125

Murphy Oil USA, Inc., 5.625% Sr. Unsec. Nts., 5/1/27	720,000	758,844

Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	2,198,000	2,230,054

Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	1,320,000	1,320,000

Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	2,467,000	2,431,901

Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	1,800,000	1,795,500

		31,570,314

Textiles, Apparel & Luxury Goods—0.2%

Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	1,250,000	1,281,250
4.875% Sr. Unsec. Nts., 5/15/26[1]	3,793,000	3,906,790

Levi Strauss & Co., 5.00% Sr. Unsec. Nts., 5/1/25	1,762,000	1,845,695

PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	1,182,000	1,208,477

Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	1,770,000	1,809,825

		10,052,037

Consumer Staples—2.6%

Beverages—0.4%

Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	2,878,000	2,872,599
3.65% Sr. Unsec. Nts., 2/1/26	1,366,000	1,411,724
4.90% Sr. Unsec. Nts., 2/1/46	787,000	914,963

Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	1,198,000	1,909,820

Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	1,500,000	1,526,551

Constellation Brands, Inc., 2.25% Sr. Unsec. Nts., 11/6/20	2,455,000	2,433,957

Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	1,018,000	1,005,563
2.10% Sr. Unsec. Nts., 7/15/21	2,432,000	2,385,446
4.20% Sr. Unsec. Nts., 7/15/46	347,000	354,738

Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	2,249,000	2,383,811

		17,199,172

Food & Staples Retailing—0.8%

Albertsons Cos LLC/Safeway, Inc./New Albertson’s, Inc./ Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	2,190,000	2,102,400

Alimentation Couche-Tard, Inc., 2.35% Sr. Unsec. Nts., 12/13/19[1]	2,513,000	2,513,730

21 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Food & Staples Retailing (Continued)

CVS Health Corp.:
2.125% Sr. Unsec. Nts., 6/1/21	$2,452,000	$2,394,641
5.125% Sr. Unsec. Nts., 7/20/45	547,000	628,795

Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,840,000	1,150,000

Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	3,544,000	3,606,020

Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	114,000	113,817
6.80% Sr. Unsec. Nts., 12/15/18	812,000	847,595
6.90% Sr. Unsec. Nts., 4/15/38	614,000	795,599

New Albertson’s, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	1,926,113

Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	5,295,000	5,576,741

Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,460,000	1,511,100

Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	5,490,000	4,975,313

Simmons Foods, Inc., 5.75% Sec. Nts., 11/1/24[1]	4,970,000	4,932,725

SUPERVALU, Inc.:
6.75% Sr. Unsec. Nts., 6/1/21	1,455,000	1,456,819
7.75% Sr. Unsec. Nts., 11/15/22	1,620,000	1,591,650

US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	365,000	385,075

		36,508,133

Food Products—0.8%

Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[1]	1,534,000	1,528,631

B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	734,148

Bunge Ltd. Finance Corp.:
3.25% Sr. Unsec. Nts., 8/15/26	1,712,000	1,638,694
8.50% Sr. Unsec. Nts., 6/15/19	2,191,000	2,374,066

Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	4,830,000	4,817,925

JBS USA LUX SA/JBS USA Finance, Inc., 5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,652,312

Kraft Heinz Foods Co.:
3.95% Sr. Unsec. Nts., 7/15/25	1,302,000	1,346,609
4.375% Sr. Unsec. Nts., 6/1/46	857,000	851,565

Lamb Weston Holdings, Inc., 4.875% Sr. Unsec. Nts., 11/1/26[1]	1,432,000	1,500,020

Minerva Luxembourg SA, 5.875% Sr. Unsec. Nts., 1/19/28[1]	1,420,000	1,383,435

Mondelez International Holdings Netherlands BV, 1.625% Sr. Unsec. Nts., 10/28/19[1]	2,771,000	2,731,914

Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,823,887
5.875% Sr. Unsec. Nts., 9/30/27[1]	710,000	733,075

Post Holdings, Inc., 5.75% Sr. Unsec. Nts., 3/1/27[1]	2,135,000	2,177,700

Smithfield Foods, Inc., 2.70% Sr. Unsec. Nts., 1/31/20[1]	2,628,000	2,613,323

TreeHouse Foods, Inc., 6.00% Sr. Unsec. Nts., 2/15/24[1]	2,817,000	2,943,765

Tyson Foods, Inc., 3.55% Sr. Unsec. Nts., 6/2/27	1,195,000	1,225,668

		35,076,737

Household Products—0.1%

Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,687,500

22 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Household Products (Continued)

Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	$1,115,000	$1,186,081

		2,873,581

Personal Products—0.2%

Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	6,130,000	6,267,925

Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	255,000	262,650

Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	4,950,000	3,762,000

		10,292,575

Tobacco—0.3%

Altria Group, Inc., 4.00% Sr. Unsec. Nts., 1/31/24	1,663,000	1,765,324

BAT Capital Corp.:
2.297% Sr. Unsec. Nts., 8/14/20[1]	2,423,000	2,411,026
3.557% Sr. Unsec. Nts., 8/15/27[1]	1,226,000	1,229,710

Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	2,769,000	2,766,868

Philip Morris International, Inc., 2.50% Sr. Unsec. Nts., 11/2/22	2,161,000	2,142,927

Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	881,000	1,103,372

		11,419,227

Energy—7.7%

Energy Equipment & Services—0.9%

Calfrac Holdings LP, 7.50% Sr. Unsec. Nts., 12/1/20[1]	2,495,000	2,470,050

Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,675,800

Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25[1]	720,000	775,800

Halliburton Co., 5.00% Sr. Unsec. Nts., 11/15/45	556,000	640,441

Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	1,403,000	1,478,737

McDermott International, Inc., 8.00% Sec. Nts., 5/1/21[1]	2,995,000	3,093,386

Noble Holding International Ltd., 7.75% Sr. Unsec. Nts., 1/15/24	2,175,000	1,881,375

Parker Drilling Co., 6.75% Sr. Unsec. Nts., 7/15/22	2,975,000	2,454,375

Pertamina Persero PT, 6.45% Sr. Unsec. Nts., 5/30/44[1]	3,170,000	3,805,778

Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	4,200,000	3,463,740

Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	3,560,000	3,653,450

Schlumberger Holdings Corp., 4.00% Sr. Unsec. Nts., 12/21/25[1]	1,355,000	1,425,906

SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24[1]	2,135,000	2,273,775

Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	710,000	728,850
9.00% Sr. Unsec. Nts., 7/15/23[1]	3,000,000	3,255,000

Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,036,175

23 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Energy Equipment & Services (Continued)

Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	$3,901,000	$4,164,318

		38,276,956

Oil, Gas & Consumable Fuels—6.8%

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	715,000	787,394

Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	496,000	495,751
6.20% Sr. Unsec. Nts., 3/15/40	504,000	612,670

Andeavor, 5.125% Sr. Unsec. Nts., 12/15/26[1]	2,247,000	2,473,012

Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
4.25% Sr. Unsec. Nts., 12/1/27	1,219,000	1,231,527
5.25% Sr. Unsec. Nts., 1/15/25	809,000	851,837

Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	721,000	743,109

Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	3,145,000	3,317,975

Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	1,140,000	1,228,350

Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	2,630,000	2,462,337

Bharat Petroleum Corp. Ltd., 4.00% Sr. Unsec. Nts., 5/8/25	2,830,000	2,890,975

Bill Barrett Corp., 8.75% Sr. Unsec. Nts., 6/15/25	2,135,000	2,369,850

Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,121,000	1,202,372

BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	2,832,000	2,817,411

Buckeye Partners LP, 3.95% Sr. Unsec. Nts., 12/1/26	663,000	652,703

California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	1,803,000	1,494,236

Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	1,720,000	1,720,000
7.625% Sr. Unsec. Nts., 1/15/22	2,835,000	2,852,719

Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	1,775,000	1,812,719

Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	1,430,000	1,482,767
7.00% Sr. Sec. Nts., 6/30/24	3,835,000	4,371,900

Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,360,000	1,383,800
8.00% Sec. Nts., 12/15/22[1]	665,000	719,862
8.00% Sr. Unsec. Nts., 1/15/25[1]	715,000	723,044
8.00% Sr. Unsec. Nts., 6/15/27[1]	710,000	683,375

Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	2,853,000	2,837,025

Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	2,125,000	2,194,282

CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	197,437

Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 12.00% Sec. Nts., 11/1/21	2,630,000	2,846,975

CNX Resources Corp.:
5.875% Sr. Unsec. Nts., 4/15/22	1,230,000	1,262,287
8.00% Sr. Unsec. Nts., 4/1/23	1,715,000	1,842,767

Columbia Pipeline Group, Inc.:
3.30% Sr. Unsec. Nts., 6/1/20	2,258,000	2,291,390

24 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Columbia Pipeline Group, Inc.: (Continued) 4.50% Sr. Unsec. Nts., 6/1/25	$1,166,000	$1,243,112

ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	322,000	366,014
5.95% Sr. Unsec. Nts., 3/15/46	514,000	694,451

Continental Resources, Inc.:
4.375% Sr. Unsec. Nts., 1/15/28[1]	4,255,000	4,205,855
5.00% Sr. Unsec. Nts., 9/15/22	1,535,000	1,563,781

CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	1,425,000	1,435,687

CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	3,980,000	4,119,300

Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	2,130,000	1,373,850
5.50% Sr. Sub. Nts., 5/1/22	1,822,000	1,254,902
6.375% Sr. Sub. Nts., 8/15/21	2,209,000	1,678,840
9.00% Sec. Nts., 5/15/21[1]	2,975,000	3,053,094

Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	544,000	577,665

Endeavor Energy Resources LP/EER Finance, Inc.:
5.50% Sr. Unsec. Nts., 1/30/26[1]	1,420,000	1,448,400
5.75% Sr. Unsec. Nts., 1/30/28[1]	1,420,000	1,463,665

Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24	10,000	10,550

Energy Transfer LP, 5.30% Sr. Unsec. Nts., 4/15/47	723,000	720,530

Energy Transfer Partners LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,10]	900,000	875,812

EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	542,000	568,770

Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	363,000	399,754
4.90% Sr. Unsec. Nts., 5/15/46	410,000	453,121

Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	3,560,000	3,804,750

EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Unsec. Nts., 9/1/22	1,785,000	1,004,062
8.00% Sr. Sec. Nts., 11/29/24[1]	3,625,000	3,760,937
8.00% Sec. Nts., 2/15/25[1]	2,890,000	2,124,150
9.375% Sr. Unsec. Nts., 5/1/20	1,810,000	1,538,500

EQT Corp., 2.50% Sr. Unsec. Nts., 10/1/20	2,455,000	2,439,319

Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	710,000	761,475

Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	3,600,000	2,961,000

Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	3,405,000	3,570,057

Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	1,525,000	1,551,687
6.25% Sr. Unsec. Nts., 5/15/26	2,840,000	2,836,450
6.50% Sr. Unsec. Nts., 10/1/25	2,135,000	2,177,700

Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[1]	1,230,000	1,264,723

Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25[1]	1,425,000	1,489,125

25 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	$2,125,000	$2,204,687

Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	743,725

Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	3,910,000	4,363,232

Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	6,712,000	5,067,560

KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	1,295,000	1,344,294
5.75% Sr. Unsec. Nts., 4/19/47[1]	5,580,000	5,963,625
6.375% Sr. Unsec. Nts., 4/9/21[1]	4,505,000	4,925,542
7.00% Sr. Unsec. Nts., 5/5/20[1]	4,125,000	4,476,038

Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	1,851,000	2,031,433

LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[3]	1,300,000	1,360,125

Marathon Oil Corp., 4.40% Sr. Unsec. Nts., 7/15/27	1,265,000	1,324,157

MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]	1,435,000	1,422,444
7.00% Sr. Unsec. Nts., 3/31/24[1]	3,925,000	3,331,344

Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24	2,120,000	2,268,400

Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	8,680,000	4,470,200

Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	1,485,000	1,603,800

NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25	3,595,000	3,523,100
6.875% Sr. Unsec. Nts., 10/15/21	1,015,000	1,040,375
7.50% Sr. Unsec. Nts., 11/1/23	2,335,000	2,428,400

Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	711,000	763,799

Novatek OAO Via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]	1,585,000	1,635,165

NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27	2,155,000	2,198,100

Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	2,220,000	2,278,275

ONEOK Partners LP:
4.90% Sr. Unsec. Nts., 3/15/25	971,000	1,042,442
8.625% Sr. Unsec. Nts., 3/1/19	1,044,000	1,114,563

Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]	1,065,000	1,091,625

PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23	1,685,000	1,767,144
7.25% Sr. Unsec. Nts., 6/15/25	2,130,000	2,244,488

PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23[1]	710,000	734,850

PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26[1]	1,420,000	1,457,275

Peabody Energy Corp.:
6.00% Sr. Sec. Nts., 11/15/18[7,9,11]	3,195,000	3
6.375% Sr. Sec. Nts., 3/31/25[1]	1,440,000	1,503,000
10.00% Sr. Sec. Nts., 3/15/22[7,9,11]	5,950,000	6

Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	7,285,000	7,222,859
5.299% Sr. Unsec. Nts., 1/27/25[1]	4,670,000	4,689,848

26 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Petrobras Global Finance BV: (Continued) 5.999% Sr. Unsec. Nts., 1/27/28[1]		$10,462,000	$10,501,233
6.125% Sr. Unsec. Nts., 1/17/22		2,595,000	2,760,431
6.85% Sr. Unsec. Nts., 6/5/15		5,680,000	5,488,300
7.375% Sr. Unsec. Nts., 1/17/27		4,260,000	4,698,780

Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[12]	EUR	620,000	808,388
3.75% Sr. Unsec. Nts., 4/16/26	EUR	3,890,000	4,889,982
4.625% Sr. Unsec. Nts., 9/21/23		7,205,000	7,430,156
6.50% Sr. Unsec. Nts., 3/13/27[1]		2,130,000	2,330,753
6.75% Sr. Unsec. Nts., 9/21/47[1]		5,250,000	5,493,338
6.875% Sr. Unsec. Nts., 8/4/26		2,155,000	2,448,619

Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		1,193,000	1,203,498

Proven Glory Capital Ltd., 4.00% Sr. Unsec. Nts., 2/21/27[12]		870,000	880,664

Puma International Financing SA, 5.125% Sr. Unsec. Nts., 10/6/24[1]		1,190,000	1,214,990

QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		1,780,000	1,811,150

Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		6,665,000	6,814,963

Sabine Pass Liquefaction LLC, 4.20% Sr. Sec. Nts., 3/15/28		1,293,000	1,310,443

Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		1,905,000	1,937,673

Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		4,270,000	3,640,175
7.75% Sr. Unsec. Nts., 6/15/21		1,245,000	1,176,525

SemGroup Corp./Rose Rock Finance Corp., 5.625% Sr. Unsec. Nts., 11/15/23		1,610,000	1,577,800

Shell International Finance BV, 4.00% Sr. Unsec. Nts., 5/10/46		875,000	933,439

Southwestern Energy Co., 7.50% Sr. Unsec. Nts., 4/1/26		710,000	755,263

SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25[1]		2,050,000	2,106,375

Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25		1,440,000	1,459,282

Sunoco Logistics Partners Operations LP, 4.00% Sr. Unsec. Nts., 10/1/27		1,374,000	1,349,570

Sunoco LP/Sunoco Finance Corp., 6.375% Sr. Unsec. Nts., 4/1/23		2,145,000	2,265,656

SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[1]		2,015,000	2,040,188

Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]		1,850,000	1,907,812
5.50% Sr. Unsec. Nts., 1/15/28[1]		2,835,000	2,873,131

Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.00% Sr. Unsec. Nts., 1/15/28[1]		2,135,000	2,137,669

Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]		980,000	1,017,610

Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]		1,080,000	1,086,750
7.125% Sr. Unsec. Nts., 4/15/25[1]		1,415,000	1,416,769

Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1]		1,430,000	1,463,205

Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26[1]		1,420,000	1,450,175

Williams Partners LP:
3.75% Sr. Unsec. Nts., 6/15/27		959,000	962,577

27 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Oil, Gas & Consumable Fuels (Continued)

Williams Partners LP: (Continued) 5.25% Sr. Unsec. Nts., 3/15/20	$1,058,000	$1,118,110

Woodside Finance Ltd., 8.75% Sr. Unsec. Nts., 3/1/19[1]	21,000	22,484

WPX Energy, Inc., 8.25% Sr. Unsec. Nts., 8/1/23	3,260,000	3,716,400

YPF SA, 6.95% Sr. Unsec. Nts., 7/21/27[1]	5,650,000	6,009,052

		301,790,247

Financials—8.0%

Capital Markets—1.6%

Apollo Management Holdings LP, 4.00% Sr. Unsec. Nts., 5/30/24[1]	1,439,000	1,474,130

Blackstone Holdings Finance Co. LLC, 3.15% Sr. Unsec. Nts., 10/2/27[1]	1,020,000	1,003,942

Brookfield Asset Management, Inc., 4.00% Sr. Unsec. Nts., 1/15/25	2,590,000	2,661,355

Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,10]	1,773,000	1,781,954

Credit Suisse AG (New York), 3.625% Sr. Unsec. Nts., 9/9/24	1,364,000	1,412,334

Credit Suisse Group AG, 7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,10]	1,655,000	1,813,466

Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26	1,075,000	1,152,687

Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]	2,875,000	3,133,462
10.75% Sr. Unsec. Nts., 9/1/24[1]	1,780,000	1,915,725

E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,10]	4,293,000	4,561,312

Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]	4,335,000	4,497,454

Goldman Sachs Group, Inc. (The):
3.50% Sr. Unsec. Nts., 11/16/26	1,451,000	1,460,624
3.75% Sr. Unsec. Nts., 2/25/26	1,395,000	1,433,475
4.017% [US0003M+137.3] Sr. Unsec. Nts., 10/31/38[2]	996,000	1,025,602
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,10]	905,000	892,782
5.70% [US0003M+388.4] Jr. Sub. Perpetual Bonds, Series L2,10	1,351,000	1,394,705

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25[1]	2,835,000	2,842,371

Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[1]	2,045,000	2,174,336

Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,10]	1,679,000	1,748,259

Marble II Pte Ltd., 5.30% Sr. Sec. Nts., 6/20/22[1]	925,000	940,486

Morgan Stanley:
4.375% Sr. Unsec. Nts., 1/22/47	1,776,000	1,949,939
5.00% Sub. Nts., 11/24/25	2,236,000	2,450,153

MSCI, Inc., 4.75% Sr. Unsec. Nts., 8/1/26[1]	2,349,000	2,472,323

Northern Trust Corp., 3.375% [US0003M+113.1] Sub. Nts., 5/8/32[2]	1,097,000	1,093,918

28 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Capital Markets (Continued)

Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]	$2,840,000	$3,159,500

Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	1,584,000	1,593,949

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]	1,090,000	1,084,550

S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	2,748,000	2,756,350

Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	4,975,000	4,614,312

TD Ameritrade Holding Corp., 3.30% Sr. Unsec. Nts., 4/1/27	1,539,000	1,554,349

Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]	2,125,000	2,167,500

Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]	2,125,000	2,125,000

UBS Group AG, 7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,10]	1,925,000	2,099,736

UBS Group Funding Switzerland AG:
4.125% Sr. Unsec. Nts., 4/15/26[1]	926,000	972,409
4.253% Sr. Unsec. Nts., 3/23/28[1]	1,044,000	1,101,844

VFH Parent LLC/Orchestra Co.-Issuer, Inc., 6.75% Sec. Nts., 6/15/22[1]	715,000	754,325

		71,270,618

Commercial Banks—3.0%

ABN AMRO Bank NV, 4.40% [USSW5+219.7] Sub. Nts., 3/27/28[2]	2,800,000	2,886,453

ACE Cash Express, Inc., 12.00% Sr. Sec. Nts., 12/15/22[1]	355,000	368,312

Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,9]	1,186,225	—

Australia & New Zealand Banking Group Ltd. (New York), 2.625% Sr. Unsec. Nts., 5/19/22	2,529,000	2,521,998

Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,10]	1,985,000	2,262,900

Banco Bilbao Vizcaya Argentaria SA:
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,10]	1,305,000	1,349,044
9.00% [USSW5+826.2] Jr. Sub. Perpetual Bonds[2,10]	1,305,000	1,337,364

Banco do Brasil SA (Cayman), 6.25% [H15T10Y+439.8] Jr.
Sub. Perpetual Bonds[1,2,10]	2,175,000	2,006,437

Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,10]	1,161,000	1,226,306
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,10]	1,069,000	1,174,564

Banco Santander SA, 6.375% [USSW5+478.8] Jr. Sub.
Perpetual Bonds[2,10]	1,750,000	1,793,825

Bank of America Corp.:
3.248% Sr. Unsec. Nts., 10/21/27	1,928,000	1,914,996
3.824% [US0003M+157.5] Sr. Unsec. Nts., 1/20/28[2]	1,327,000	1,373,796
6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,10]	1,662,000	1,882,215
7.75% Jr. Sub. Nts., 5/14/38	1,661,000	2,494,678

Bank of Nova Scotia (The), 4.65% [US0003M+264.8] Jr. Sub. Perpetual Bonds[2,10]	1,814,000	1,804,340

29 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Commercial Banks (Continued)

Barclays plc:
4.375% Sr. Unsec. Nts., 1/12/26	$2,345,000	$2,444,655
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,10]	2,050,000	2,252,438

BB&T Corp., 2.85% Sr. Unsec. Nts., 10/26/24	2,031,000	2,017,582

BNP Paribas SA:
4.625% Sub. Nts., 3/13/27[1]	1,701,000	1,817,506
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,10]	2,045,000	2,254,612

BPCE SA, 4.50% Sub. Nts., 3/15/25[1]	1,690,000	1,768,703

CIT Group, Inc., 5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,10]	1,867,000	1,927,678

Citigroup, Inc.:
4.281% [US0003M+183.9] Sr. Unsec. Nts., 4/24/48[2]	2,472,000	2,692,829
4.75% Sub. Nts., 5/18/46	1,221,000	1,350,201
6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,10]	1,315,000	1,400,475

Citizens Bank NA (Providence RI):
2.55% Sr. Unsec. Nts., 5/13/21	1,434,000	1,429,696
2.65% Sr. Unsec. Nts., 5/26/22	609,000	603,976

Commonwealth Bank of Australia, 3.15% Sr. Unsec. Nts., 9/19/27[1]	2,000,000	1,973,705

Compass Bank, 2.875% Sr. Unsec. Nts., 6/29/22	2,546,000	2,521,689

Credit Agricole SA, 4.375% Sub. Nts., 3/17/25[1]	2,863,000	2,995,694

Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,10]	695,000	707,163

Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	1,456,000	1,504,285

First Republic Bank, 4.375% Sub. Nts., 8/1/46	1,045,000	1,071,734

Glencore Funding LLC, 4.00% Sr. Unsec. Nts., 4/16/25[1]	1,398,000	1,414,257

Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[1]	1,735,000	1,771,782

Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[1]	2,995,000	3,054,900

HSBC Holdings plc:
4.041% [US0003M+154.6] Sr. Unsec. Nts., 3/13/28[2]	1,220,000	1,272,515
6.375% [USISDA05+370.5] Jr. Sub. Perpetual Bonds[2,10]	1,635,000	1,745,363

Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	1,568,000	1,593,698

IDBI Bank Ltd. (DIFC Dubai), 5.00% Sr. Unsec. Nts., 9/25/19	1,140,000	1,170,769

Intesa Sanpaolo SpA, 3.875% Sr. Unsec. Nts., 7/14/27[1]	2,018,000	2,020,459

JPMorgan Chase & Co.:
3.54% [US0003M+138] Sr. Unsec. Nts., 5/1/28[2]	1,963,000	1,998,840
3.782% [US0003M+133.7] Sr. Unsec. Nts., 2/1/28[2]	3,893,000	4,037,627
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,10]	1,740,000	1,907,475
7.90% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,10]	1,308,000	1,325,985

Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]	3,010,000	3,130,400

Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[2]	1,455,000	1,500,386

Lloyds Banking Group plc, 6.413% [US0003M+149.5] Jr. Sub. Perpetual Bonds[1,2,10]	1,702,000	1,970,065

PNC Financial Services Group, Inc. (The), 3.15% Sr. Unsec. Nts., 5/19/27	2,273,000	2,282,850

30 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Commercial Banks (Continued)

Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	$1,472,000	$1,473,822

Regions Financial Corp., 2.75% Sr. Unsec. Nts., 8/14/22	1,656,000	1,652,350

Royal Bank of Scotland Group plc, 3.498% [US0003M+148] Sr. Unsec. Nts., 5/15/23[2]	1,801,000	1,806,519

Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]	4,190,000	4,266,049

Societe Generale SA, 7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,10]	2,155,000	2,340,977

Standard Chartered plc, 7.50% [USSW5+630.1] Jr. Sub. Perpetual Bonds[1,2,10]	2,195,000	2,381,575

SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	1,100,000	1,091,116

SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,10]	1,891,000	1,919,365
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,10]	275,000	270,050

Synovus Financial Corp., 3.125% Sr. Unsec. Nts., 11/1/22	1,478,000	1,467,580

Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]	850,000	850,485

Turkiye Is Bankasi, 6.00% Sub. Nts., 10/24/22[1]	1,465,000	1,474,029

Turkiye Vakiflar Bankasi TAO:
5.625% Sr. Unsec. Nts., 5/30/22[1]	2,635,000	2,633,495
6.875% [USSW5+543.9] Sub. Nts., 2/3/25[1,2]	1,365,000	1,382,097

UniCredit SpA, 8.00% [USSW5+518] Jr. Sub. Perpetual Bonds[2,10]	1,680,000	1,843,750

US Bancorp:
3.10% Sub. Nts., 4/27/26	1,465,000	1,455,880
3.15% Sr. Unsec. Nts., 4/27/27	615,000	616,687

Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,10]	2,650,000	2,673,188

Wells Fargo & Co.:
3.584% [US0003M+131] Sr. Unsec. Nts., 5/22/28[2]	2,055,000	2,096,868
4.75% Sub. Nts., 12/7/46	1,434,000	1,605,175

Westpac Banking Corp. (New Zealand), 5.00% [USISDA05+288.8] Jr. Sub. Perpetual Bonds[2,10]	1,820,000	1,816,650

Yapi ve Kredi Bankasi AS, 5.85% Sr. Unsec. Nts., 6/21/24[1]	2,120,000	2,124,009

Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]	1,835,000	1,914,272

		132,485,208

Consumer Finance—0.9%

Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]	2,420,000	2,286,900

Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22	1,200,000	1,251,000
5.75% Sub. Nts., 11/20/25	3,370,000	3,685,937
8.00% Sr. Unsec. Nts., 11/1/31	1,140,000	1,487,700

American Express Co.:
2.50% Sr. Unsec. Nts., 8/1/22	998,000	986,883
4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,10]	2,142,000	2,187,517

American Express Credit Corp., 3.30% Sr. Unsec. Nts., 5/3/27	1,541,000	1,565,170

Capital One Financial Corp., 3.75% Sr. Unsec. Nts., 3/9/27	1,017,000	1,029,532

31 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value

Consumer Finance (Continued)

Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25		$993,000	$1,000,846
4.10% Sr. Unsec. Nts., 2/9/27		986,000	1,011,584
5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,10]		890,000	917,812

Electricite de France SA, 6.50% Sr. Unsec. Nts., 1/26/19[1]		1,840,000	1,924,856

Financiera Independencia SAB de CV SOFOM ENR, 8.00% Sr. Unsec. Nts., 7/19/24[1]		985,000	1,007,163

Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[1]		6,980,000	7,151,394

Navient Corp.:
6.50% Sr. Unsec. Nts., 6/15/22		1,425,000	1,496,606
6.625% Sr. Unsec. Nts., 7/26/21		1,475,000	1,559,813
6.75% Sr. Unsec. Nts., 6/25/25		1,865,000	1,920,950

Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		2,125,000	2,132,331
6.125% Sr. Unsec. Nts., 5/15/22		2,150,000	2,241,375
8.25% Sr. Unsec. Nts., 12/15/20		1,465,000	1,615,163

			38,460,532

Diversified Financial Services—0.3%

Berkshire Hathaway Energy Co., 2.00% Sr. Unsec. Nts., 11/15/18		790,000	790,765

Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[12]		1,180,000	1,189,271

JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[3,7,13]	MXN	20,232,960	100,329

National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		3,000,000	3,103,500

Park Aerospace Holdings Ltd., 5.50% Sr. Unsec. Nts., 2/15/24[1]		2,895,000	2,880,525

Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		961,000	990,797

Precision Castparts Corp., 2.50% Sr. Unsec. Nts., 1/15/23		1,476,000	1,467,481

Voya Financial, Inc., 5.65% [US0003M+358] Jr. Sub. Nts., 5/15/53[2]		2,305,000	2,460,587

			12,983,255

Insurance—0.4%

AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,222,000	1,315,017

Brighthouse Financial, Inc., 3.70% Sr. Unsec. Nts., 6/22/27[1]		646,000	636,393

CNA Financial Corp., 3.45% Sr. Unsec. Nts., 8/15/27		1,740,000	1,717,663

Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]		990,000	1,032,075

Genworth Holdings, Inc., 7.70% Sr. Unsec. Nts., 6/15/20		1,420,000	1,435,975

Manulife Financial Corp., 4.061% [USISDA05+164.7] Sub. Nts., 2/24/32[2]		1,570,000	1,584,404

Marsh & McLennan Cos., Inc., 4.35% Sr. Unsec. Nts., 1/30/47		765,000	850,168

MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,10]		2,721,000	2,835,935

Nuveen Finance LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		1,851,000	1,955,949

Prudential Financial, Inc.:
5.20% [US0003M+304] Jr. Sub. Nts., 3/15/44[2]		1,981,000	2,112,241

32 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Insurance (Continued)

Prudential Financial, Inc.: (Continued) 5.375% [US0003M+303.1] Jr. Sub. Nts., 5/15/45[2]		$455,000	$488,670

			15,964,490

Real Estate Investment Trusts (REITs)—1.3%

American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		2,152,000	2,166,489
3.00% Sr. Unsec. Nts., 6/15/23		2,063,000	2,059,852

Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,9,13]	MXN	17,961,653	—

Crown Castle International Corp., 3.65% Sr. Unsec. Nts., 9/1/27		1,222,000	1,221,110

Digital Realty Trust LP:
3.40% Sr. Unsec. Nts., 10/1/20		209,000	213,248
5.875% Sr. Unsec. Nts., 2/1/20		860,000	912,489

Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		2,165,000	2,321,962
5.875% Sr. Unsec. Nts., 1/15/26		2,315,000	2,491,519

FelCor Lodging LP, 6.00% Sr. Unsec. Nts., 6/1/25		1,665,000	1,764,900

GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		2,390,000	2,560,288

HCP, Inc., 2.625% Sr. Unsec. Nts., 2/1/20		2,395,000	2,404,541

Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,915,000	3,009,738

Iron Mountain, Inc.:
4.875% Sr. Unsec. Nts., 9/15/27[1]		2,135,000	2,145,675
5.25% Sr. Unsec. Nts., 3/15/28[1]		1,420,000	1,420,000

iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		1,160,000	1,166,525
5.25% Sr. Unsec. Nts., 9/15/22		2,135,000	2,153,681
6.00% Sr. Unsec. Nts., 4/1/22		3,660,000	3,797,250

Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		4,073,000	4,363,201

MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		2,135,000	2,180,369
6.375% Sr. Unsec. Nts., 3/1/24		2,195,000	2,332,188

Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,990,000	3,173,137

SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22[1]		2,140,000	2,153,375

Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25[1]		2,125,000	2,114,375
5.00% Sr. Unsec. Nts., 12/15/21		2,175,000	2,262,000

Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		3,260,000	3,447,450

Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.125% Sr. Unsec. Nts., 12/15/24[1]		1,425,000	1,303,875

Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		2,650,000	2,563,875

Ventas Realty LP/Ventas Capital Corp., 2.00% Sr. Unsec. Nts., 2/15/18		715,000	714,980

33 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Real Estate Investment Trusts (REITs) (Continued)

VEREIT Operating Partnership LP, 3.00% Sr. Unsec. Nts., 2/6/19	$934,000	$938,675

Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	389,000	389,170

		59,745,937

Real Estate Management & Development—0.3%

Cleaver-Brooks, Inc., 7.875% Sr. Sec. Nts., 3/1/23[1]	1,065,000	1,094,287

Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]	2,835,000	2,927,138

Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]	1,455,000	1,545,938

Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]	3,650,000	3,622,625

Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]	3,045,000	3,182,025

		12,372,013

Thrifts & Mortgage Finance—0.2%

Nationwide Building Society, 4.125% [USISDA05+184.9] Sub. Nts., 10/18/32[2]	1,485,000	1,488,036

Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]	1,070,000	1,126,175

Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]	2,835,000	2,805,800
5.75% Sr. Unsec. Nts., 5/1/25[1]	3,850,000	4,004,038

Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24	1,780,000	1,828,060

		11,252,109

Health Care—3.6%

Biotechnology—0.2%

AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	1,458,000	1,500,935
4.70% Sr. Unsec. Nts., 5/14/45	436,000	487,757

Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	562,000	669,159

Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	1,403,000	1,454,207
5.00% Sr. Unsec. Nts., 8/15/45	249,000	283,369

Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	905,000	1,048,454

Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	2,780,000	2,755,692
3.20% Sr. Unsec. Nts., 9/23/26	1,993,000	1,951,795

		10,151,368

Health Care Equipment & Supplies—0.4%

Abbott Laboratories:
2.35% Sr. Unsec. Nts., 11/22/19	2,663,000	2,664,498
3.75% Sr. Unsec. Nts., 11/30/26	2,068,000	2,126,898

Becton Dickinson & Co.:
2.404% Sr. Unsec. Nts., 6/5/20	1,589,000	1,581,205
3.70% Sr. Unsec. Nts., 6/6/27	1,881,000	1,898,630

34 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Health Care Equipment & Supplies (Continued)

Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	$1,975,000	$2,033,221

DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	1,250,000	1,175,000

Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	2,080,000	2,186,600

Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]	475,000	483,313

Medtronic, Inc., 4.625% Sr. Unsec. Nts., 3/15/45	993,000	1,158,680

Teleflex, Inc., 4.625% Sr. Unsec. Nts., 11/15/27	1,420,000	1,437,466

		16,745,511

Health Care Providers & Services—1.7%

Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	2,305,000	2,351,100
6.50% Sr. Unsec. Nts., 3/1/24	730,000	762,850

Anthem, Inc., 2.50% Sr. Unsec. Nts., 11/21/20	2,421,000	2,417,434

Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	5,515,000	5,749,387
6.125% Sr. Unsec. Nts., 2/15/24	735,000	779,100

CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23	5,640,000	5,104,200
6.875% Sr. Unsec. Nts., 2/1/22	2,035,000	1,180,300
7.125% Sr. Unsec. Nts., 7/15/20	995,000	748,737
8.00% Sr. Unsec. Nts., 11/15/19	2,620,000	2,233,550

Cigna Corp., 5.125% Sr. Unsec. Nts., 6/15/20	2,095,000	2,223,748

DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25	700,000	701,540
5.125% Sr. Unsec. Nts., 7/15/24	3,875,000	3,921,016

Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	3,126,000	3,444,365

HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25	2,110,000	2,189,125
5.50% Sr. Sec. Nts., 6/15/47	3,570,000	3,570,000
7.50% Sr. Unsec. Nts., 2/15/22	6,600,000	7,441,500

HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24	4,380,000	4,500,450

Humana, Inc., 2.50% Sr. Unsec. Nts., 12/15/20	626,000	625,914

Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22	1,585,000	1,616,700

Laboratory Corp. of America Holdings:
2.625% Sr. Unsec. Nts., 2/1/20	2,395,000	2,402,382
3.60% Sr. Unsec. Nts., 2/1/25	1,575,000	1,601,838

LifePoint Health, Inc., 5.375% Sr. Unsec. Nts., 5/1/24	715,000	712,319

OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]	3,295,000	3,305,854

Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21	2,675,000	2,755,250

Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21	1,430,000	1,433,575
6.75% Sr. Unsec. Nts., 6/15/23	4,700,000	4,576,625
7.50% Sec. Nts., 1/1/22[1]	1,450,000	1,527,938
8.125% Sr. Unsec. Nts., 4/1/22	2,880,000	2,941,200

UnitedHealth Group, Inc., 2.75% Sr. Unsec. Nts., 2/15/23	1,970,000	1,974,970

35 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Health Care Providers & Services (Continued)

Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	$2,075,000	$2,085,375

		76,878,342

Health Care Technology—0.1%

Telenet Finance Luxembourg Notes Sarl, 1st Lien Nts., 5.50% Sr. Sec. Nts., 3/1/28[1]	2,125,000	2,116,697

Life Sciences Tools & Services—0.2%

Life Technologies Corp., 6.00% Sr. Unsec. Nts., 3/1/20	1,764,000	1,888,838

Quintiles IMS, Inc.:
4.875% Sr. Unsec. Nts., 5/15/23[1]	2,000,000	2,070,000
5.00%Sr. Unsec. Nts., 10/15/26[1]	2,296,000	2,362,010

Thermo Fisher Scientific, Inc.:
3.20%Sr. Unsec. Nts., 8/15/27	1,215,000	1,206,352
4.15%Sr. Unsec. Nts., 2/1/24	877,000	931,310

West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]	1,100,000	1,108,250

		9,566,760

Pharmaceuticals—1.0%

Allergan Funding SCS:
3.00%Sr. Unsec. Nts., 3/12/20	2,409,000	2,431,774
3.80%Sr. Unsec. Nts., 3/15/25	1,680,000	1,712,536

Concordia International Corp., 7.00% Sr. Unsec. Nts., 4/15/23[1]	1,745,000	165,775

Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
6.00%Sr. Unsec. Nts., 7/15/23[1]	3,430,000	2,709,700
6.00%Sr. Unsec. Nts., 2/1/25[1]	660,000	514,800

Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]	4,610,000	3,618,850

Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	870,000	839,550
5.50%Sr. Unsec. Nts., 4/15/25[1]	3,345,000	2,742,900
5.75%Sr. Unsec. Nts., 8/1/22[1]	2,810,000	2,564,125

Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	1,100,000	1,145,375

Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	439,000	441,744
5.50%Sr. Unsec. Nts., 3/1/23[1]	890,000	818,800
5.50%Sr. Sec. Nts., 11/1/25[1]	2,480,000	2,535,800
5.875% Sr. Unsec. Nts., 5/15/23[1]	3,990,000	3,705,712
6.125% Sr. Unsec. Nts., 4/15/25[1]	4,035,000	3,707,156
6.75%Sr. Unsec. Nts., 8/15/21[1]	3,090,000	3,124,763
7.00%Sr. Sec. Nts., 3/15/24[1]	2,160,000	2,316,600
7.25%Sr. Unsec. Nts., 7/15/22[1]	3,355,000	3,405,325
7.50%Sr. Unsec. Nts., 7/15/21[1]	2,160,000	2,205,900
9.00%Sr. Unsec. Nts., 12/15/25[1]	1,770,000	1,849,119

Zoetis, Inc., 3.00% Sr. Unsec. Nts., 9/12/27	597,000	584,208

		43,140,512

36 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Industrials—4.6%

Aerospace & Defense—0.8%

Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	$1,420,000	$1,520,050

BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	1,884,000	1,956,587

Bombardier, Inc.:
7.50% Sr. Unsec. Nts., 12/1/24[1]	2,125,000	2,162,188
7.50% Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,156,625
8.75% Sr. Unsec. Nts., 12/1/21[1]	4,640,000	5,127,200

DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	710,000	699,350
5.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	702,900

Embraer Netherlands Finance BV, 5.40% Sr. Unsec. Nts., 2/1/27	2,835,000	3,065,344

Hexcel Corp., 3.95% Sr. Unsec. Nts., 2/15/27	972,000	992,485

Huntington Ingalls Industries, Inc., 3.483% Sr. Unsec. Nts., 12/1/27[1]	924,000	922,845

Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	1,065,000	1,108,931

Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	1,325,000	1,534,911

Rolls-Royce plc, 2.375% Sr. Unsec. Nts., 10/14/20[1]	637,000	633,194

Textron, Inc.:
3.65% Sr. Unsec. Nts., 3/15/27	645,000	656,574
4.30% Sr. Unsec. Nts., 3/1/24	894,000	946,463

TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	3,545,000	3,602,606
6.50% Sr. Sub. Nts., 7/15/24	1,420,000	1,459,050

Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	3,630,000	3,575,550
7.75% Sr. Unsec. Nts., 8/15/25[1]	3,555,000	3,781,631

United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[8]	506,000	505,267

		37,109,751

Air Freight & Couriers—0.1%

CEVA Group plc, 7.00% Sr. Sec. Nts., 3/1/21[1]	2,120,000	2,067,000

FedEx Corp., 4.40% Sr. Unsec. Nts., 1/15/47	498,000	533,096

XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	1,110,000	1,177,987

		3,778,083

Airlines—0.2%

American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	2,450,000	2,489,813

Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[1]	1,525,000	1,519,281

Latam Finance Ltd., 6.875% Sr. Unsec. Nts., 4/11/24[1]	1,010,000	1,055,450

United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	2,135,000	2,143,006

		7,207,550

Building Products—0.2%

Allegion US Holding Co., Inc., 3.55% Sec. Nts., 10/1/27	1,769,000	1,753,627

Jeld-Wen, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	325,000	328,250

37 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Building Products (Continued)

Jeld-Wen, Inc.: (Continued) 4.875% Sr. Unsec. Nts., 12/15/27[1]	$315,000	$318,938

Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	1,683,000	1,654,534

Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	4,035,000	4,237,960

USG Corp., 4.875% Sr. Unsec. Nts., 6/1/27[1]	1,230,000	1,278,032

		9,571,341

Commercial Services & Supplies—0.9%

ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	1,400,000	1,442,000

Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[3,14]	6,849,942	6,164,948

ARD Finance SA, 7.875% Sr. Sec. Nts., 9/15/23[14]	2,505,000	2,623,987

Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	2,845,000	2,795,212

Cenveo Corp., 6.00% Sr. Sec. Nts., 8/1/19[1]	955,000	682,825

Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	3,660,000	3,705,750

Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	4,495,000	4,573,662
5.875% Sr. Unsec. Nts., 7/1/25	1,430,000	1,440,725

GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	1,965,000	2,048,513

Matthews International Corp., 5.25% Sr. Unsec. Nts., 12/1/25[1]	1,935,000	1,959,188

Republic Services, Inc., 3.80% Sr. Unsec. Nts., 5/15/18	2,331,000	2,347,325

RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	3,540,000	3,699,300

TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[3]	710,000	743,725

West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[3]	1,815,000	1,851,482
8.50% Sr. Unsec. Nts., 10/15/25[1]	1,780,000	1,766,650

		37,845,292

Construction & Engineering—0.1%

AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	1,420,000	1,450,033

Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/351	1,355,000	1,571,800

Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	2,155,000	2,322,012

		5,343,845

Electrical Equipment—0.2%

Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	2,400,000	2,517,000
5.625% Sr. Unsec. Nts., 11/1/24[1]	3,550,000	3,913,875

Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	705,000	756,112

		7,186,987

Industrial Conglomerates—0.2%

Carlisle Cos., Inc., 3.75% Sr. Unsec. Nts., 12/1/27	1,300,000	1,315,762

Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,600,087

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,395,000	1,417,669

Roper Technologies, Inc.:
3.00% Sr. Unsec. Nts., 12/15/20	1,988,000	2,012,885
3.80% Sr. Unsec. Nts., 12/15/26	1,850,000	1,910,826

38 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Industrial Conglomerates (Continued)

Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	$1,425,000	$1,411,015

		9,668,244

Machinery—0.6%

Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	715,000	721,256
5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,504,106

Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[3]	3,030,000	3,109,538

BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25% Sec. Nts., 3/15/24[1]	3,650,000	3,905,500

CNH Industrial NV, 3.85% Sr. Unsec. Nts., 11/15/27	1,298,000	1,296,620

Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19	2,880,000	2,859,966

Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24	3,570,000	3,681,563

Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]	1,780,000	1,861,666

Park-Ohio Industries, Inc., 6.625% Sr. Unsec. Nts., 4/15/27	780,000	844,350

Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	651,000	653,103

Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]	725,000	758,531

Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	2,835,000	2,891,700

Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]	710,000	717,100

Wabtec Corp., 3.45% Sr. Unsec. Nts., 11/15/26	992,000	971,699

		25,776,698

Marine—0.0%

Global Ship Lease, Inc., 9.875% Sr. Sec. Nts., 11/15/22[1]	710,000	735,737

Professional Services—0.2%

Atento Luxco 1 SA, 6.125% Sr. Sec. Nts., 8/10/22[1]	1,760,000	1,848,000

Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]	2,135,000	2,247,087

FTI Consulting, Inc., 6.00% Sr. Unsec. Nts., 11/15/22	4,540,000	4,695,722

IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]	710,000	712,663

		9,503,472

Road & Rail—0.1%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,065,000	2,052,094

Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	341,000	398,182

DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]	710,000	718,875

Hertz Corp. (The), 7.375% Sr. Unsec. Nts., 1/15/21	710,000	720,650

Kazakhstan Temir Zholy National Co. JSC, 4.85% Sr. Unsec. Nts., 11/17/27[1]	570,000	595,432

Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40% Sr. Unsec. Nts., 11/15/26[1]	1,983,000	1,961,137

		6,446,370

Trading Companies & Distributors—0.7%

Air Lease Corp.:
3.00% Sr. Unsec. Nts., 9/15/23	1,170,000	1,162,261

39 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Trading Companies & Distributors (Continued)

Air Lease Corp.: (Continued) 3.625% Sr. Unsec. Nts., 4/1/27	$1,121,000	$1,121,976

Aircastle Ltd., 5.00% Sr. Unsec. Nts., 4/1/23	730,000	771,062

American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	1,030,000	1,086,650

American Tire Distributors, Inc., 10.25% Sr. Sub. Nts., 3/1/22[1]	1,060,000	1,097,100

Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24	1,425,000	1,428,562

GATX Corp., 3.50% Sr. Unsec. Nts., 3/15/28	1,962,000	1,939,680

H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25[1]	2,130,000	2,231,175

Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	1,748,000	1,892,210
7.75% Sec. Nts., 6/1/24[1]	1,167,000	1,286,617

ILFC E-Capital Trust I, 4.37% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]	1,843,000	1,801,533

Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]	3,720,000	3,989,700

United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25	1,942,000	1,961,420
4.875% Sr. Unsec. Nts., 1/15/28	3,553,000	3,579,648
5.875% Sr. Unsec. Nts., 9/15/26	3,650,000	3,919,188

		29,268,782

Transportation Infrastructure—0.3%

Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[1]	2,840,000	2,764,862

DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	2,400,000	2,960,479

GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]	2,830,000	2,785,645

Indika Energy Capital III Pte Ltd., 5.875% Sr. Unsec. Nts., 11/9/24[1]	2,850,000	2,860,611

Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1] IDR	24,180,000,000	1,805,285

Mexico City Airport Trust, 5.50% Sr. Sec. Nts., 7/31/47[1]	1,890,000	1,875,825

		15,052,707

Information Technology—2.5%

Communications Equipment—0.2%

CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]	1,545,000	1,649,287

HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[1]	1,200,000	1,290,000

Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	2,415,000	2,511,600

Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	2,055,000	2,139,769

Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	875,000	829,063

ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]	710,000	718,875

		9,138,594

Electronic Equipment, Instruments, & Components—0.2%

Arrow Electronics, Inc., 3.875% Sr. Unsec. Nts., 1/12/28	1,696,000	1,693,889

CDW LLC/CDW Finance Corp.:
5.00% Sr. Unsec. Nts., 9/1/23	1,320,000	1,367,850
5.50% Sr. Unsec. Nts., 12/1/24	417,000	455,572

40 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Electronic Equipment, Instruments, & Components (Continued)

Itron, Inc., 5.00% Sr. Unsec. Nts., 1/15/26[1]	$530,000	$533,312

Tech Data Corp., 4.95% Sr. Unsec. Nts., 2/15/27	1,888,000	1,994,601

TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]	2,135,000	2,193,713

		8,238,937

Internet Software & Services—0.3%

j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,263,050

Match Group, Inc., 5.00% Sr. Unsec. Nts., 12/15/27[1]	1,420,000	1,444,850

Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]	3,990,000	4,269,300

VeriSign, Inc.:
4.75% Sr. Unsec. Nts., 7/15/27	2,844,000	2,922,210
5.25% Sr. Unsec. Nts., 4/1/25	759,000	830,156

		11,729,566

IT Services—0.8%

Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]	1,425,000	1,432,125

Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	1,133,000	1,125,481

Conduent Finance, Inc./Conduent Business Services LLC, 10.50% Sr. Unsec. Nts., 12/15/24[1]	3,510,000	4,128,638

DXC Technology Co.:
2.875% Sr. Unsec. Nts., 3/27/20	1,864,000	1,873,966
4.75% Sr. Unsec. Nts., 4/15/27	1,857,000	1,977,859

Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]	2,835,000	2,817,281

Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]	2,135,000	2,086,963

Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	1,895,000	1,906,859

First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]	1,215,000	1,254,488
5.75% Sec. Nts., 1/15/24[1]	2,745,000	2,860,976
7.00% Sr. Unsec. Nts., 12/1/23[1]	3,875,000	4,107,500

Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]	2,160,000	2,262,600

Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	2,460,000	2,515,350

Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	3,765,000	3,869,667

Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	1,548,000	1,548,618

		35,768,371

Semiconductors & Semiconductor Equipment—0.1%

Intel Corp., 3.734% Sr. Unsec. Nts., 12/8/47[1]	666,000	692,777

NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	3,735,000	3,916,147

Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]	725,000	777,563

		5,386,487

Software—0.6%

Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	730,000	767,038

BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	3,491,000	3,530,274

41 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Software (Continued)

Dell International LLC/EMC Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	$2,847,000	$2,883,400
5.875% Sr. Unsec. Nts., 6/15/21[1]	520,000	540,800
6.02% Sr. Sec. Nts., 6/15/26[1]	1,456,000	1,607,651
7.125% Sr. Unsec. Nts., 6/15/24[1]	2,190,000	2,398,580

Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,775,000	1,823,812

Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,211,000	1,267,009

Oracle Corp.:
2.40% Sr. Unsec. Nts., 9/15/23	1,460,000	1,442,652
2.95% Sr. Unsec. Nts., 5/15/25	1,469,000	1,476,425

Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	1,385,000	1,443,862

TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	1,625,000	1,774,305

Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	3,270,000	3,433,500

VMware, Inc.:
2.30% Sr. Unsec. Nts., 8/21/20	751,000	747,165
3.90% Sr. Unsec. Nts., 8/21/27	1,235,000	1,248,788

		26,385,261

Technology Hardware, Storage & Peripherals—0.3%

Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,412,000	1,593,206

Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	2,505,000	2,607,580

Hewlett Packard Enterprise Co., 3.60% Sr. Unsec. Nts., 10/15/20	2,368,000	2,419,107

NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	1,535,000	1,611,750

NetApp, Inc., 2.00% Sr. Unsec. Nts., 9/27/19	1,114,000	1,105,716

Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24	2,540,000	2,949,575

		12,286,934

Materials—4.1%

Chemicals—1.2%

Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	918,000	923,458
4.125% Sr. Unsec. Nts., 3/15/35	388,000	401,781

Ashland LLC, 6.875% Sr. Unsec. Nts., 5/15/43	685,000	763,775

CF Industries, Inc.:
4.50% Sr. Sec. Nts., 12/1/26[1]	1,811,000	1,890,763
4.95% Sr. Unsec. Nts., 6/1/43	1,420,000	1,349,000
5.15% Sr. Unsec. Nts., 3/15/34	640,000	655,200

Chemours Co. (The):
5.375% Sr. Unsec. Nts., 5/15/27	1,075,000	1,115,312
6.625% Sr. Unsec. Nts., 5/15/23	1,220,000	1,296,250

CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	500,000	540,000

Ecolab, Inc., 2.00% Sr. Unsec. Nts., 1/14/19	2,387,000	2,383,486

Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	5,065,000	4,571,162
10.375% Sr. Sec. Nts., 2/1/22[1]	2,760,000	2,582,325

Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]	2,570,000	2,591,228

42 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value

Chemicals (Continued)

Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		$1,065,000	$1,111,594

Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]		1,445,000	1,535,313

Kraton Polymers LLC/Kraton Polymers Capital Corp.:
7.00% Sr. Unsec. Nts., 4/15/25[1]		720,000	774,000
10.50% Sr. Unsec. Nts., 4/15/23[1]		490,000	556,150

LyondellBasell Industries NV, 5.00% Sr. Unsec. Nts., 4/15/19		1,570,000	1,612,263

NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		715,000	715,000
5.25% Sr. Unsec. Nts., 8/1/23[1]		1,465,000	1,512,613

Olin Corp., 5.125% Sr. Unsec. Nts., 9/15/27		675,000	712,125

ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,390,000	4,347,473

Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		1,820,000	1,808,625
6.50% Sr. Unsec. Nts., 2/1/22[1]		1,910,000	1,976,850

PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		2,156,000	2,279,970

PQ Corp., 5.75% Sr. Unsec. Nts., 12/15/25[1]		710,000	724,200

Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		2,250,000	2,455,313

RPM International, Inc.:
3.45% Sr. Unsec. Unsub. Nts., 11/15/22		2,047,000	2,099,661
3.75% Sr. Unsec. Nts., 3/15/27		649,000	657,773
4.25% Sr. Unsec. Nts., 1/15/48		590,000	588,484

Sherwin-Williams Co. (The), 3.95% Sr. Unsec. Nts., 1/15/26		1,287,000	1,344,041

Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		1,420,000	1,462,600

Valvoline, Inc., 4.375% Sr. Unsec. Nts., 8/15/25		1,425,000	1,441,031

Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		2,140,000	2,268,400

Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		1,720,000	1,708,934

			54,756,153

Construction Materials—0.3%

CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		1,425,000	1,387,594

James Hardie International Finance DAC:
4.75% Sr. Unsec. Nts., 1/15/25[1]		710,000	718,875
5.00% Sr. Unsec. Nts., 1/15/28[1]		710,000	718,875

LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		554,000	547,090

Martin Marietta Materials, Inc., 3.50% Sr. Unsec. Nts., 12/15/27		1,180,000	1,173,276

St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		1,445,000	1,529,894

Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]		715,000	731,087

US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		1,990,000	2,144,225

Vulcan Materials Co., 3.90% Sr. Unsec. Nts., 4/1/27		1,835,000	1,878,728

			10,829,644

Containers & Packaging—0.8%

BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]		705,000	729,675

43 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Containers & Packaging (Continued)

Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]	$3,040,000	$3,032,400

Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	2,880,000	2,930,400

Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24	2,165,000	2,251,600

International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	1,020,000	990,605
4.80% Sr. Unsec. Nts., 6/15/44	1,011,000	1,109,991

Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]	2,795,000	2,765,652

OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]	1,420,000	1,425,467

Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	1,360,000	1,412,700

Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23	1,991,000	2,144,199

Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	2,135,000	2,204,387

Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	2,185,000	2,264,206
7.00% Sr. Unsec. Nts., 7/15/24[1]	4,065,000	4,361,237

Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,615,000	1,711,900
5.125% Sr. Unsec. Nts., 12/1/24[1]	1,915,000	2,058,625
6.875% Sr. Unsec. Nts., 7/15/33[1]	705,000	823,088

Silgan Holdings, Inc., 4.75% Sr. Unsec. Nts., 3/15/25[1]	2,105,000	2,168,150

		34,384,282

Metals & Mining—1.5%

ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24	3,185,000	3,368,138

AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	3,560,000	3,542,200
7.00% Sr. Unsec. Nts., 3/15/27	1,715,000	1,753,588

Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	777,450
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	777,975

Aleris International, Inc.:
7.875% Sr. Unsec. Nts., 11/1/20	2,500,000	2,487,500
9.50% Sr. Sec. Nts., 4/1/21[1]	1,440,000	1,526,400

Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	1,425,000	1,541,665

Anglo American Capital plc:
3.625% Sr. Unsec. Nts., 9/11/24[1]	598,000	595,703
4.00% Sr. Unsec. Nts., 9/11/27[1]	980,000	974,718

ArcelorMittal:
7.25% Sr. Unsec. Nts., 3/1/41	680,000	863,600
7.50% Sr. Unsec. Nts., 10/15/39	990,000	1,272,150

Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	2,145,000	2,126,231

Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	1,445,000	1,526,281

First Quantum Minerals Ltd.:
7.25% Sr. Unsec. Nts., 5/15/22[1]	1,200,000	1,263,960
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	2,332,800

Freeport-McMoRan, Inc.:
4.55% Sr. Unsec. Nts., 11/14/24	1,420,000	1,450,814

44 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Metals & Mining (Continued)

Freeport-McMoRan, Inc.: (Continued) 5.40% Sr. Unsec. Nts., 11/14/34	$2,605,000	$2,663,613
5.45% Sr. Unsec. Nts., 3/15/43	1,415,000	1,420,306

Gerdau Trade, Inc., 4.875% Sr. Unsec. Nts., 10/24/27[1]	3,705,000	3,691,106

Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	669,000	780,987

Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	1,455,000	1,600,500

JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19	2,995,000	3,043,309

Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27[1]	2,140,000	2,158,725

Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]	725,000	763,437

Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[14]	1,437,758	1,507,129

Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	1,420,000	1,409,350

Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	1,065,000	1,102,275

Petropavlovsk 2016 Ltd., 8.125% Sr. Unsec. Nts., 11/14/22[1]	1,420,000	1,398,700

Polyus Finance plc, 5.25% Sr. Unsec. Nts., 2/7/23[1]	2,820,000	2,963,637

Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	2,620,000	3,572,104

SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	890,000	934,500

Teck Resources Ltd.:
5.20% Sr. Unsec. Nts., 3/1/42	3,570,000	3,552,150
6.125% Sr. Unsec. Nts., 10/1/35	1,605,000	1,805,625

United States Steel Corp., 6.875% Sr. Unsec. Nts., 8/15/25	1,425,000	1,494,540

Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[1]	1,430,000	1,496,209

Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[3]	1,420,000	1,601,050

		67,140,425

Paper & Forest Products—0.3%

Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	2,135,000	2,156,350

Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	2,184,000	2,260,440

Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26[1]	655,000	666,463
6.50% Sr. Unsec. Nts., 2/1/24	1,445,000	1,538,925
7.75% Sr. Unsec. Nts., 12/1/22	1,445,000	1,531,700

Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]	3,270,000	3,558,087

		11,711,965

Telecommunication Services—2.3%

Diversified Telecommunication Services—1.5%

AT&T, Inc.:
3.40% Sr. Unsec. Nts., 8/14/24	1,018,000	1,024,474
4.30% Sr. Unsec. Nts., 2/15/30[1]	2,374,000	2,376,788
4.35% Sr. Unsec. Nts., 6/15/45	1,120,000	1,036,417
5.15% Sr. Unsec. Nts., 2/14/50	747,000	753,657

Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	2,000,000	2,070,000

British Telecommunications plc, 9.125% Sr. Unsec. Nts., 12/15/30	2,012,000	3,011,613

CB Escrow Corp., 8.00% Sr. Unsec. Nts., 10/15/25[1]	710,000	724,200

45 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Diversified Telecommunication Services (Continued)

CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	$2,150,000	$1,964,562
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	2,900,000	2,943,500
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	3,515,000	3,515,000

Cincinnati Bell Telephone Co. LLC, 6.30% Sr. Unsec. Nts., 12/1/28	1,420,000	1,420,000

Deutsche Telekom International Finance BV, 2.225% Sr. Unsec. Nts., 1/17/20[1]	2,460,000	2,449,383

Frontier Communications Corp.:
8.75% Sr. Unsec. Nts., 4/15/22	1,565,000	1,130,227
10.50% Sr. Unsec. Nts., 9/15/22	6,085,000	4,616,994

Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,434,334
5.625% Sr. Unsec. Nts., 2/1/23	1,325,000	1,338,250

Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	720,000	637,200

Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	2,155,000	2,070,232

Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	1,787,000	1,793,489
4.103% Sr. Unsec. Nts., 3/8/27	701,000	725,522
5.213% Sr. Unsec. Nts., 3/8/47	707,000	804,809
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	846,000	1,137,543

T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	2,165,000	2,225,891
5.125% Sr. Unsec. Nts., 4/15/25	2,165,000	2,254,306
5.375% Sr. Unsec. Nts., 4/15/27	1,080,000	1,154,250
6.00% Sr. Unsec. Nts., 4/15/24	2,925,000	3,107,812
6.50% Sr. Unsec. Nts., 1/15/26	2,201,000	2,407,344

Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	911,000	887,209
4.125% Sr. Unsec. Nts., 8/15/46	1,129,000	1,046,263
4.522% Sr. Unsec. Nts., 9/15/48	1,917,000	1,893,599

Windstream Services LLC/Windstream Finance Corp.:
8.625% Sr. Sec. Nts., 10/31/25	2,699,000	2,611,282
8.75% Sr. Unsec. Nts., 12/15/24	977,000	687,564

Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]	715,000	731,088
6.00% Sr. Unsec. Nts., 4/1/23	3,920,000	4,102,476

		64,087,278

Wireless Telecommunication Services—0.8%

C&W Senior Financing Designated Activity Co., 6.875% Sr. Unsec. Nts., 9/15/27[1]	1,730,000	1,816,500

Digicel Group Ltd.:
7.125% Sr. Unsec. Nts., 4/1/22[1]	1,415,000	1,315,625
8.25% Sr. Unsec. Nts., 9/30/20[1]	870,000	858,081

Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5.00% Sr. Unsec. Nts., 8/1/21[1]	4,385,000	4,528,416

Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28	710,479	716,696

46 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Wireless Telecommunication Services (Continued)

Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22	$5,555,000	$5,568,887
7.00% Sr. Unsec. Nts., 3/1/20[1]	2,100,000	2,252,250

Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24	7,085,000	7,226,700
7.875% Sr. Unsec. Nts., 9/15/23	5,445,000	5,812,538

Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[3]	2,380,000	2,445,450

VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[1]	2,920,000	2,968,180

Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	2,130,000	2,036,280

		37,545,603

Utilities—2.1%

Electric Utilities—0.7%

AEP Texas, Inc., 3.85% Sr. Unsec. Nts., 10/1/25[1]	995,000	1,040,491

Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]	1,275,000	1,335,218

Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26	1,021,000	1,026,308

Duke Energy Corp.:
3.15% Sr. Unsec. Nts., 8/15/27	1,217,000	1,210,325
3.75% Sr. Unsec. Nts., 9/1/46	489,000	485,217

Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	1,602,000	1,606,130

EDP Finance BV, 3.625% Sr. Unsec. Nts., 7/15/24[1]	1,640,000	1,652,977

Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19	2,050,000	2,042,563

Enel Finance International NV, 3.625% Sr. Unsec. Nts., 5/25/27[1]	1,254,000	1,248,016

Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19	768,000	806,976

Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	623,000	679,189

Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	602,000	688,817

Intelsat Jackson Holdings SA, 9.75% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,065,100

ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	560,000	677,569

NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]	903,000	909,915

NextEra Energy Operating Partners LP:
4.25% Sr. Unsec. Nts., 9/15/24[1]	916,000	934,320
4.50% Sr. Unsec. Nts., 9/15/27[1]	710,000	708,225

PPL Capital Funding, Inc., 4.358% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]	937,000	929,972

PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	2,206,000	2,365,709

Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	1,570,000	1,602,836

Southern Co. Gas Capital Corp., 4.40% Sr. Unsec. Nts., 5/30/47	908,000	975,962

Southern Power Co., 1.95% Sr. Unsec. Nts., 12/15/19	2,388,000	2,369,209

Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	1,304,000	1,354,488

		28,715,532

47 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value

Gas Utilities—0.1%

Ferrellgas LP/Ferrellgas Finance Corp.:
6.50% Sr. Unsec. Nts., 5/1/21	$1,966,000	$1,850,497
6.75% Sr. Unsec. Nts., 6/15/23	1,755,000	1,618,988

Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27	1,800,000	1,768,500

		5,237,985

Independent Power and Renewable Electricity Producers—0.8%

AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]	1,630,000	1,772,625

AES Corp., 6.00% Sr. Unsec. Nts., 5/15/26	2,750,000	2,983,750

Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[1]	1,265,000	1,290,300

Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]	3,425,000	3,369,378
5.75% Sr. Unsec. Nts., 1/15/25	3,565,000	3,400,119

Dynegy, Inc.:
8.00% Sr. Unsec. Nts., 1/15/25[1]	3,990,000	4,339,125
8.125% Sr. Unsec. Nts., 1/30/26[1]	3,560,000	3,902,650

GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18[9]	1,620,000	1,296,000

Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	1,334,783	1,354,805

NRG Energy, Inc.:
5.75% Sr. Unsec. Nts., 1/15/28[1]	1,420,000	1,437,750
6.625% Sr. Unsec. Nts., 1/15/27	1,780,000	1,891,250
7.25% Sr. Unsec. Nts., 5/15/26	3,065,000	3,352,313

Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21	1,420,000	1,306,400

TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]	1,770,000	1,758,938
5.00% Sr. Unsec. Nts., 1/31/28[1]	1,065,000	1,055,681

		34,511,084

Multi-Utilities—0.5%

AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]	893,000	890,768

Black Hills Corp., 2.50% Sr. Unsec. Nts., 1/11/19	1,235,000	1,238,669

Dominion Energy, Inc.:
2.579% Jr. Sub. Nts., 7/1/20	1,922,000	1,923,833
4.90% Sr. Unsec. Nts., 8/1/41	861,000	997,778

InterGen NV, 7.00% Sr. Sec. Nts., 6/30/23[1]	3,100,000	3,007,000

KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	3,405,000	3,426,366

NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	1,070,000	1,114,138
7.768% Sr. Unsec. Nts., 12/15/37[1]	1,780,000	2,202,750

NiSource Finance Corp.:
3.49% Sr. Unsec. Nts., 5/15/27	1,833,000	1,868,798
6.80% Sr. Unsec. Nts., 1/15/19	378,000	395,126

Public Service Enterprise Group, Inc., 1.60% Sr. Unsec. Nts., 11/15/19	2,250,000	2,213,683

48 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value

Multi-Utilities (Continued)

Virginia Electric & Power Co., 2.95% Sr. Unsec. Nts., 1/15/22	$1,684,000	$1,706,077

		20,984,986

Water Utilities—0.0%

Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[1]	1,670,000	1,703,400

Total Corporate Bonds and Notes (Cost $2,002,434,472)		2,012,265,692

	Shares

Preferred Stocks—0.8%

Allstate Corp. (The), 6.625% Non-Cum., Non-Vtg.	34,225	898,406

American Homes 4 Rent, 6.50% Cum. Cv., Series D, Non-Vtg.	35,000	958,300

Arch Capital Group Ltd., 5.25% Non-Cum., Non-Vtg.	39,075	981,564

Carlyle Group LP (The), 5.875% Non-Cum., Series A, Non-Vtg.	36,540	927,020

Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	82,650	2,271,222

Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	10,657	294,027

Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	25,200	672,084

Dominion Energy, Inc., 5.25% Cum.	37,800	966,546

eBay, Inc., 6.00% Cv.	34,600	932,124

Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][2]	44,200	1,259,700

First Republic Bank, 7.00% Non-Cum.	25,975	678,727

GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	54,825	1,422,709

Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	65,850	1,833,264

Hartford Financial Services Group, Inc. (The), 7.875% Jr. Sub., Non-Vtg. [US0003M+559.6][2]	59,125	1,729,997

Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	27,300	768,222

KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	78,200	2,261,544

Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	57,175	1,549,442

Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	54,200	1,509,470

Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	27,175	713,615

Peabody Energy Corp., 8.50% Cv., Series A, Vtg.	6,491	515,256

PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	50,625	1,432,687

Prudential Financial, Inc., 5.75% Jr. Sub.	28,600	722,150

Qwest Corp., 7.00% Sr. Unsec.	53,125	1,312,719

Senior Housing Properties Trust, 5.625% Sr. Unsec.	37,850	956,470

State Street Corp., 6.00% Non-Cum., Non-Vtg.	51,650	1,366,659

US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	54,000	1,523,880

Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	42,050	1,057,768

Wells Fargo & Co., 5.625% Non-Cum., Non-Vtg.	13,730	356,156

Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][2]	31,525	902,246

Total Preferred Stocks (Cost $32,151,902)		32,773,974

49 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value

Common Stocks—0.2%

Arco Capital Corp. Ltd.[1,7,11,15]		2,494,716	$—

Carrizo Oil & Gas, Inc.[15]		30,616	651,508

Dynegy, Inc.[15]		204,001	2,417,412

JSC Astana Finance, GDR[3,7,15]		1,681,847	—

Newfield Exploration Co.15		20,203	637,000

Parsley Energy, Inc., Cl. A15		24,793	729,906

Peabody Energy Corp.[15]		9,333	367,440

Premier Holdings Ltd.[7,15]		1,088,661	—

Quicksilver Resources, Inc.[7,15]		12,760,000	240,577

Range Resources Corp.		39,078	666,671

RSP Permian, Inc.[15]		18,706	760,960

Sabine Oil[15]		2,464	117,040

Schlumberger Ltd.		9,836	662,848

SM Energy Co.		35,520	784,282

Valeant Pharmaceuticals International, Inc.[15]		87,742	1,823,279

Total Common Stocks (Cost $24,490,207)			9,858,923

		Units

Rights, Warrants and Certificates—0.0%

Affinion Group Wts., Strike Price $1, Exp. 11/10/227,15		25,422	304,810

Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]		7,816	54,712

Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]		1,392	8,352

Total Rights, Warrants and Certificates (Cost $1,590,968)			367,874

		Principal Amount

Structured Securities—0.3%

Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.098%, 4/30/25[1,16]		$2,966,275	1,363,882
3.003%, 4/30/25[1,16]		2,696,545	1,239,862
3.054%, 4/30/25[1,16]		3,435,813	1,579,774
3.131%, 4/30/25[1,16]		2,651,475	1,219,138
3.179%, 4/30/25[1,16]		3,301,301	1,517,926
3.231%, 4/30/25[1,16]		3,767,935	1,732,483
3.265%, 4/30/25[1,16]		3,010,139	1,384,051
3.346%, 4/30/25[1,16]		2,829,402	1,300,949

LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[7,9,16]		115,443	—

Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[7]	RUB	97,601,377	746,914

Total Structured Securities (Cost $23,540,658)			12,084,979

Short-Term Notes—0.6%

Arab Republic of Egypt Treasury Bills:
17.17%, 8/14/18[16]	EGP	219,500,000	11,085,034
18.696%, 2/27/18[16]	EGP	145,500,000	7,981,960
21.693%, 1/16/18[16]	EGP	131,200,000	7,351,878

Total Short-Term Notes (Cost $26,483,641)			26,418,872

50 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

			Exercise Price	Expiration Date		Notional Amount (000’s)	Contracts (000’s)	Value

Exchange-Traded Option Purchased—0.0%

SPDR S&P 500 Exchange Traded Fund Trust Put[15] ($1,042,588)		USD	263.000	2/16/18	USD	133,762	USD 5	$1,117,230

	Counter- party		Exercise Price	Expiration Date		Notional Amount (000’s)	Contracts (000’s)

Over-the-Counter Options Purchased—0.0%

AUD Currency Call[15]	HSBC	NZD	1.105	3/15/18	AUD	80,000	AUD 59,200	455,025

BRL Currency Call[15]	BAC	BRL	3.200	2/27/18	BRL	160,000	BRL 119,200	184,879

EUR Currency Call[15]	HSBC	PLN	4.270	3/13/18	EUR	75,000	EUR 54,375	208,674

S&P 500 Index Put[15,19]	DEU	USD	2521.300	3/16/18	USD	145,276	USD 54	212,427

SGD Currency Put[15]	BNP	SGD	1.354	3/2/18	SGD	67,700	SGD 49,105	85,099

SX5E Index Put[15]	JPM	EUR	3407.650	6/15/18	EUR	90,546	EUR 21	7,737

Total Over-the-Counter Options Purchased (Cost $3,199,710)								1,153,841

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date		Notional Amount (000’s)

Over-the-Counter Interest Rate Swaptions Purchased—0.0%

CAP Swap Maturing 1/24/18 Call[15]	BAC	Receive	MAX [0; (FRO1– FRO2) – Strike Swap Rate]	62.500%		1/22/18	EUR 1,231,910	85,922
Interest Rate Swap Maturing 1/31/28 Call[15]	BAC	Receive	Three- Month USD BBA LIBOR	2.576		1/25/18	USD 111,000	78,718
Interest Rate Swap Maturing 3/13/28 Call[15]	BAC	Receive	Six-Month GBP BBA LIBOR	1.440		3/12/18	GBP 76,000	396,159
Interest Rate Swap Maturing 6/21/48 Call[15]	UBS	Receive	Six-Month EUR EURIBOR	1.610		6/19/18	EUR 33,300	768,832

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $3,120,171)								1,329,631

51 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Investment Companies—24.7%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.22%[17,18]	119,872,165	$119,872,165

Oppenheimer Master Event-Linked Bond Fund, LLC[17]	6,207,296	94,844,663

Oppenheimer Master Loan Fund, LLC[17]	38,492,414	649,099,148

Oppenheimer Ultra-Short Duration Fund, Cl. Y17	44,631,730	223,604,969

Total Investment Companies (Cost $1,093,906,856)		1,087,420,945

Total Investments, at Value (Cost $4,801,501,667)	109.4%	4,821,915,149

Net Other Assets (Liabilities)	(9.4)	(413,841,280)

Net Assets	100.0%	$4,408,073,869

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,301,926,914 or 29.54% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $27,761,490, which represents

0.63% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	11/8/10-11/10/17	$5,886,232	$6,164,948	$278,716
American Greetings Corp., 7.875% Sr. Unsec. Nts., 2/15/25	2/2/17	2,895,380	3,135,650	240,270
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22	4/14/14-12/30/14	2,992,875	3,109,538	116,663
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997- CTL1, Cl. IO, 0.00%, 6/22/24	4/21/97	99,224	2,033	(97,191)
Credit Acceptance Auto Loan Trust, Series 2017-3A, Cl. C, 3.48%, 10/15/26	10/17/17	1,504,761	1,494,997	(9,764)
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20	1/27/14-9/18/14	2,474,966	2,515,350	40,384
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,124	100,329	(1,741,795)
JSC Astana Finance, GDR	6/5/15	—	—	—
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	1,346,206	1,360,125	13,919
Taylor Morrison Communities, Inc./ Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23	1/22/16-1/27/16	2,909,467	3,236,813	327,346
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25	8/9/17	710,000	743,725	33,725
Trilogy International Partners LLC/ Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22	4/21/17	2,368,243	2,445,450	77,207

52 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)

West Corp., 5.375% Sr. Unsec. Nts., 7/15/22	11/3/14	$1,783,029	$1,851,482	$68,453
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23	12/8/16	1,541,764	1,601,050	59,286

		$28,354,271	$27,761,490	$(592,781)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $11,333,325 or 0.26% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying

Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

11. Security received as the result of issuer reorganization.

12. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

13. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

14. Interest or dividend is paid-in-kind, when applicable.

15. Non-income producing security.

16. Zero coupon bond reflects effective yield on the original acquisition date.

17. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares December 31, 2017

Oppenheimer Institutional Government Money Market Fund, Cl. E	86,779,823	403,191,018	370,098,676	119,872,165
Oppenheimer Master Event-Linked Bond Fund, LLC	6,320,389	—	113,093	6,207,296
Oppenheimer Master Loan Fund, LLC	38,995,828	—	503,414	38,492,414
Oppenheimer Ultra-Short Duration Fund, Cl. Y	37,732,519	18,735,538	11,836,327	44,631,730

53 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)

Oppenheimer Institutional Government Money Market Fund, Cl. E	$119,872,165	$268,031		$—		$—
Oppenheimer Master Event-Linked Bond Fund, LLC	94,844,663	1,829,904	[a]	(1,175,961)	[a]	(252,508)[a]
Oppenheimer Master Loan Fund, LLC	649,099,148	11,093,222	[b]	(3,473,759)	[b]	(3,853,937)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	223,604,969	853,368		32		(31)

Total	$1,087,420,945	$14,044,525		$(4,649,688)		$(4,106,476)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

18. Rate shown is the 7-day yield at period end.

19. Knock-out option becomes ineligible for exercise if at any time the index price is less than or equal to 2255.90 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$3,862,089,973	80.1%
Brazil	94,347,165	2.0
Canada	69,851,027	1.5
Indonesia	60,936,943	1.3
United Kingdom	48,979,623	1.0
Russia	45,500,746	0.9
Mexico	42,064,640	0.9
India	37,662,225	0.8
Ukraine	34,488,402	0.7
Egypt	34,324,943	0.7
Argentina	25,971,852	0.5
Turkey	25,446,665	0.5
Peru	24,736,386	0.5
Netherlands	23,996,808	0.5
Kazakhstan	23,739,921	0.5
South Africa	22,502,076	0.5
Colombia	18,827,198	0.4
France	16,575,940	0.3
Ireland	15,588,799	0.3
Poland	15,538,253	0.3
Sri Lanka	14,330,318	0.3
Luxembourg	13,861,276	0.3
Chile	13,861,259	0.3
Germany	13,697,815	0.3
Australia	13,565,884	0.3
Romania	12,026,092	0.3
Dominican Republic	11,084,791	0.2

54 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent

Spain	$10,789,595	0.2%
Uruguay	10,683,910	0.2
Belgium	10,585,928	0.2
Ivory Coast	9,520,879	0.2
Switzerland	9,361,137	0.2
Hungary	9,324,694	0.2
Malaysia	9,186,857	0.2
Bermuda	7,737,110	0.2
Italy	7,148,505	0.2
Jamaica	7,082,790	0.2
Thailand	6,947,122	0.1
New Zealand	6,625,443	0.1
Hong Kong	6,413,147	0.1
United Arab Emirates	6,099,215	0.1
Serbia	6,072,327	0.1
China	5,848,420	0.1
Croatia	5,465,662	0.1
Nigeria	4,969,357	0.1
Mongolia	4,839,716	0.1
Iraq	4,481,430	0.1
Belarus	3,572,419	0.1
Ecuador	3,313,935	0.1
Morocco	3,305,854	0.1
Senegal	3,256,027	0.1
Honduras	3,045,412	0.1
Bahamas	2,959,287	0.1
Gabon	2,652,010	0.1
Angola	2,364,513	0.1
Israel	2,000,250	0.0
Panama	1,771,782	0.0
Norway	1,708,934	0.0
Portugal	1,652,977	0.0
Singapore	1,300,089	0.0
Mauritius	1,290,000	0.0
Guernsey	1,152,687	0.0
Eurozone	1,071,165	0.0
Macau	717,544	0.0

Total	$4,821,915,149	100.0%

Forward Currency Exchange Contracts as of December 31, 2017
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	03/2018	AUD	58,025	USD	43,906	$1,361,140	$—
BAC	03/2018	CNH	26,170	USD	3,925	75,111	—
BAC	04/2018	IDR	331,006,000	USD	23,720	541,253	—
BAC	03/2018	MXN	206,400	USD	10,417	—	64,798
BAC	03/2018	NZD	31,930	USD	22,298	308,850	—
BAC	03/2018	RUB	1,292,300	USD	21,539	631,988	—
BAC	03/2018	USD	21,894	AUD	28,815	—	585,689
BAC	02/2018 - 04/2018	USD	60,142	IDR	836,255,000	—	1,215,416

55 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation

BAC	03/2018	USD	66,237	ILS	232,460	$—	$780,574
BAC	03/2018	USD	23,849	INR	1,533,000	6,800	—
BAC	02/2018	USD	5,285	MYR	21,615	—	27,667
BAC	03/2018	USD	44,270	NZD	63,830	—	922,262
BNP	02/2018 - 06/2018	ARS	414,695	USD	21,749	—	764,108
BOA	03/2018	COP	28,725,000	USD	9,461	99,997	—
BOA	03/2018	CZK	215,400	USD	10,016	133,425	—
BOA	03/2018	INR	1,703,000	USD	26,120	366,281	—
BOA	03/2018	MXN	325,500	USD	16,850	—	523,740
BOA	03/2018	PHP	18,000	USD	355	4,922	—
BOA	03/2018	PLN	34,260	USD	9,558	286,765	—
BOA	03/2018	USD	22,729	EUR	18,790	99,821	—
BOA	03/2018	USD	12,086	INR	788,000	—	169,483
BOA	03/2018	USD	9,597	MXN	185,400	298,315	—
BOA	03/2018	USD	2,673	PEN	8,675	5,233	—
BOA	03/2018	USD	38,531	RUB	2,306,000	—	1,030,115
CITNA-B	01/2018	BRL	69,500	USD	20,974	25,091	47,521
CITNA-B	03/2018	EUR	18,790	USD	22,557	71,876	—
CITNA-B	02/2018	IDR	448,320,000	USD	32,966	62,903	—
CITNA-B	03/2018	SGD	17,330	USD	12,883	90,333	—
CITNA-B	01/2018	USD	21,010	BRL	69,500	57,637	—
CITNA-B	01/2018	USD	6,957	EGP	131,200	—	388,792
CITNA-B	02/2018	USD	4,971	IDR	67,597,500	—	9,484
CITNA-B	03/2018	ZAR	181,510	USD	14,287	214,403	—
GSCO-OT	02/2018	MYR	51,170	USD	12,525	51,716	—
GSCO-OT	03/2018	USD	578	RON	2,285	—	8,242
HSBC	03/2018	USD	10,387	MXN	205,600	74,933	—
JPM	01/2018	BRL	70,410	USD	21,285	—	58,392
JPM	03/2018	HUF	1,081,000	USD	4,055	134,863	—
JPM	04/2018	IDR	334,044,000	USD	24,161	322,881	—
JPM	03/2018	PHP	40,000	USD	792	7,229	—
JPM	03/2018	RUB	676,600	USD	11,369	238,606	—
JPM	03/2018	THB	396,300	USD	12,199	—	16,798
JPM	03/2018	TRY	99,140	USD	25,323	250,482	7,505
JPM	01/2018	USD	21,134	BRL	70,410	—	92,822
JPM	03/2018	USD	2,145	CLP	1,367,000	—	75,562
JPM	03/2018	USD	2,668	CZK	57,300	—	33,807
JPM	03/2018	USD	29,640	EUR	24,465	176,670	334
JPM	02/2018	USD	1,774	IDR	24,180,000	—	7,111
JPM	03/2018	USD	19,985	TRY	79,160	—	428,696
JPM	03/2018	USD	20,245	ZAR	280,220	—	2,141,996
TDB	01/2018 - 02/2018	BRL	65,410	USD	19,880	—	174,862
TDB	03/2018	EUR	2,035	USD	2,412	38,400	—
TDB	01/2018 - 02/2018	USD	28,220	BRL	92,480	385,006	—
TDB	03/2018	USD	3,157	CLP	2,069,000	—	203,361

Total Unrealized Appreciation and Depreciation						$6,422,930	$9,779,137

56 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Futures Contracts as of December 31, 2017
						Unrealized
		Expiration	Number	Notional Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)

Euro-BOBL	Sell	3/8/18	1,454	EUR 231,430	$229,604,420	$1,825,871
Euro-BUND	Sell	3/8/18	671	EUR 131,196	130,168,461	1,027,936
United States Treasury Long Bonds	Buy	3/20/18	77	USD 11,797	11,781,000	(15,834)
United States Treasury Nts., 10 yr.	Buy	3/20/18	1,605	USD 199,737	199,095,234	(642,236)
United States Treasury Nts., 10 yr.	Sell	3/20/18	759	USD 94,571	94,151,578	419,594
United States Treasury Nts., 2 yr.	Sell	3/29/18	426	USD 91,341	91,210,594	130,140
United States Treasury Nts., 2 yr.	Buy	3/29/18	705	USD 151,254	150,947,110	(306,880)
United States Treasury Nts., 5 yr.	Sell	3/29/18	31	USD 3,607	3,601,086	6,168
United States Treasury Nts., 5 yr.	Buy	3/29/18	1,154	USD 134,372	134,053,329	(318,397)
United States Ultra Bonds	Buy	3/20/18	674	USD 112,354	113,000,313	646,573

						$2,772,935

Over-the-Counter Options Written at December 31, 2017
				Number of	Notional
	Counter	Exercise	Expiration	Contracts	Amount	Premiums
Description	-party	Price	Date	(000’s)	(000’s)	Received	Value

AUD Currency Call	HSBC	NZD 1.128	3/15/18	AUD (59,200)	AUD 80,000	$179,273	$(167,105)

AUD Currency Put	HSBC	NZD 1.068	3/15/18	AUD (59,200)	AUD 80,000	144,100	(90,926)

BRL Currency Put	BAC	BRL 3.410	2/27/18	BRL (127,023)	BRL 170,500	346,425	(428,193)

BRL Currency Call	BAC	BRL 3.140	2/27/18	BRL (116,965)	BRL 157,000	359,463	(85,735)

EUR Currency Put	HSBC	PLN 4.170	3/13/18	EUR (54,375)	EUR 75,000	204,582	(364,770)

EUR Currency Call	HSBC	PLN 4.320	3/13/18	EUR (54,375)	EUR 75,000	265,317	(115,691)

RUB Currency Call	BAC	RUB 56.800	1/11/18	RUB (2,065,100)	RUB 2,840,000	334,124	(39,237)

RUB Currency Put	BAC	RUB 61.500	1/11/18	RUB (2,236,000)	RUB 3,075,000	252,323	(13,416)

57 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
				Number of	Notional
	Counter	Exercise	Expiration	Contracts	Amount	Premiums
Description	-party	Price	Date	(000’s)	(000’s)	Received	Value

SGD Currency Put	BNP	SGD 1.366	3/2/18	SGD (49,540)	SGD 68,300	$102,199	$(38,592)

SGD Currency Call	BNP	SGD 1.329	3/2/18	SGD (48,200)	SGD 66,450	100,099	(156,505)

Total Over-the-Counter Options Written						$2,287,905	$(1,500,170)

Centrally Cleared Credit Default Swaps at December 31, 2017
					Notional		Premiums		Unrealized
		Buy/Sell	Fixed	Maturity	Amount		Received/		Appreciation/
Reference Asset		Protection	Rate	Date	(000’s	)	(Paid )	Value	(Depreciation	)

Federative Republic of Brazil		Sell	1.000%	6/20/22	USD 7,500		$464,303	$(134,384)	$329,919

People’s Republic of China		Buy	1.000	12/20/22	USD 12,600		200,689	(298,662)	(97,973)

Petrobras Global Finance BV		Sell	1.000	12/20/20	USD 3,000		30,535	(23,100)	7,435

Petrobras Global Finance BV		Sell	1.000	12/20/20	USD 3,000		30,276	(23,100)	7,176

Republic of Korea		Buy	1.000	12/20/22	USD 18,800		217,738	(419,034)	(201,296)

Republic of South Africa		Buy	1.000	12/20/22	USD 9,000		(400,324)	232,540	(167,784)

Republic of South Africa		Buy	1.000	12/20/22	USD 7,000		(311,850)	180,864	(130,986)

Republic of Turkey		Buy	1.000	12/20/22	USD 6,000		(220,092)	175,202	(44,890)

Total Centrally Cleared Credit Default Swaps							$11,275	$(309,674)	$(298,399)

Over-the-Counter Credit Default Swaps at December 31, 2017
					Notional		Premiums		Unrealized
Reference	Counter-	Buy/Sell	Fixed	Maturity	Amount		Received/		Appreciation/
Asset	party	Protection	Rate	Date	(000’s)		(Paid)	Value	(Depreciation)

Federative Republic of Brazil	BNP	Sell	1.000%	12/20/18	USD 3,545		$280,477	$19,920	$300,397

Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD 3,000		97,262	(80,026)	17,236

Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD 3,000		90,526	(80,026)	10,500

Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD 7,501		135,569	65,483	201,052

State Bank of India	BNP	Sell	1.000	9/20/19	USD 5,225		215,578	64,757	280,335

Total Over-the-Counter Credit Default Swaps							$819,412	$(9,892)	$809,520

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

58 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**

Non-Investment Grade Single Name Corporate Debt	$12,000,000	$—	BB to BB+
Investment Grade Single Name Corporate Debt	5,225,000	—	BBB-
Investment Grade Sovereign Debt	7,501,000	—	BBB-
Non-Investment Grade Sovereign Debt	11,045,000	—	BB

Total USD	$35,771,000	$—

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)

BAC	Receive	Three-Month USD BBA LIBOR	1.839%	8/24/22	USD 95,534	$—	$1,149,800	$1,149,800

BAC	Receive	Six-Month JPY BBA LIBOR	0.296	11/29/27	JPY 13,246,000	—	415,198	415,198

BAC	Receive	Three-Month USD BBA LIBOR	2.203	5/31/22	USD 240,015	—	499,956	499,956

CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN 15,230	—	26,873	26,873

CITNA-B	Pay	MXN TIIE BANXICO	6.600	6/21/22	MXN 765,760	—	(1,939,025)	(1,939,025)

CITNA-B	Pay	BZDI	11.710	1/4/21	BRL 48,250	—	1,056,272	1,056,272

CITNA-B	Pay	Six-Month HUF BUBOR	1.390	1/25/22	HUF 2,216,000	—	385,235	385,235

DEU	Receive	Three-Month ZAR JIBAR SAFEX	8.310	6/29/26	ZAR 81,950	—	(218,994)	(218,994)

DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR 73,535	—	101,051	101,051

DEU	Pay	BZDI	10.570	1/4/21	BRL 44,500	—	532,234	532,234

DEU	Pay	MXN TIIE BANXICO	7.380	2/18/22	MXN 507,300	—	(453,532)	(453,532)

JPM	Pay	Three-Month ZAR JIBAR SAFEX	7.930	11/27/22	ZAR 145,000	—	308,771	308,771

Total Centrally Cleared Interest Rate Swaps						$—	$1,863,839	$1,863,839

59 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at December 31, 2017
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)

BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR 590,000	$—	$(34,953)	$(34,953)

BOA	Receive	Three-Month KRW CD KSDA	1.860	3/6/24	KRW 12,427,500	51	189,801	189,852

BOA	Pay	Six-Month THB THBFIX	1.765	10/17/22	THB 1,272,470	—	(133,247)	(133,247)

BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB 275,500	—	173,018	173,018

CITNA-B	Pay	Three-Month COP IBR OIS Compound	5.370	3/24/20	COP 35,967,910	—	234,494	234,494

CITNA-B	Receive	1 Time COP IBR OIS Compound	4.490	8/14/18	COP 151,700,000	—	(51,710)	(51,710)

CITNA-B	Receive	1 Time COP IBR OIS Compound	5.870	3/24/18	COP 110,839,890	—	(213,716)	(213,716)

CITNA-B	Pay	1 Time COP IBR OIS Compound	4.580	5/14/19	COP 78,440,000	—	108,625	108,625

DEU	Pay	Three-Month KRW CD KSDA	1.480	4/20/18	KRW 303,370,000	(558)	(66,041)	(66,599)

GSCOI	Pay	Three-Month COP IBR OIS Compound	5.530	1/17/19	COP 59,128,230	—	309,860	309,860

JPM	Pay	Six-Month THB THBFIX	2.603	3/24/27	THB 146,800	—	158,101	158,101

JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR 36,770	—	(45,706)	(45,706)

SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR 130,000	—	(600,670)	(600,670)

Total Over-the-Counter Interest Rate Swaps						$(507)	$27,856	$27,349

Over-the-Counter Total Return Swaps at December 31, 2017
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

PowerShares Senior Loan Exchange Traded Fund	CITNA-B	Receive	One-Month USD BBA LIBOR plus 30 basis points	1/12/18	USD 47,334 $	80,508	$80,508

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

.

60 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written at December 31, 2017
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap Maturing 1/31/28 Call	BAC	Pay	Three-Month USD BBA LIBOR	2.776%	1/25/18	USD	222,000	$714,100	$(19,692)
Interest Rate Swap Maturing 3/13/28 Call	BAC	Pay	Six- Month GBP BBA LIBOR	1.690	3/12/18	GBP	76,000	535,907	(66,494)

Total Over-the-Counter Interest Rate Swaptions Written								$1,250,007	$(86,186)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SCB	Standard Chartered Bank
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso

61 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BOBL	German Federal Obligation
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
EURIBOR	Euro Interbank Offered Rate
FBIL	Financial Benchmarks India Private Ltd.
FRO 1	Reference to Floating
FRO 2	Rreference to Floating
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
LIBOR	London Interbank Offered Rate
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
OIS	Overnight Index Swap
S&P	Standard & Poor’s
SX5E	The EURO STOXX 50 Index
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

62 OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2017 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned155,194 shares with net assets of $13,577,357 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are

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3. Securities Valuation (Continued)

derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$174,190,080	$—	$174,190,080
Mortgage-Backed Obligations	—	1,068,138,596	46,837	1,068,185,433
Foreign Government Obligations	—	389,571,937	—	389,571,937
Corporate Loans	—	5,175,738	—	5,175,738
Corporate Bonds and Notes	—	2,012,165,354	100,338	2,012,265,692
Preferred Stocks	32,773,974	—	—	32,773,974
Common Stocks	9,501,306	117,040	240,577	9,858,923
Rights, Warrants and Certificates	—	63,064	304,810	367,874
Structured Securities	—	11,338,065	746,914	12,084,979
Short-Term Notes	—	26,418,872	—	26,418,872
Exchange-Traded Option Purchased	1,117,230	—	—	1,117,230
Over-the-Counter Options Purchased	—	1,153,841	—	1,153,841
Over-the-Counter Interest Rate
Swaptions Purchased	—	1,329,631	—	1,329,631
Investment Companies	343,477,134	743,943,811	—	1,087,420,945

Total Investments, at Value	386,869,644	4,433,606,029	1,439,476	4,821,915,149
Other Financial Instruments:
Swaps, at value	—	1,404,567	—	1,404,567
Centrally cleared swaps, at value	—	5,063,996	—	5,063,996
Futures contracts	4,056,282	—	—	4,056,282
Forward currency exchange contracts	—	6,422,930	—	6,422,930

Total Assets	$390,925,926	$4,446,497,522	$1,439,476	$4,838,862,924

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,306,095) $	—	$(1,306,095)
Centrally cleared swaps, at value	—	(3,509,831)	—	(3,509,831)
Options written, at value	—	(1,500,170)	—	(1,500,170)
Futures contracts	(1,283,347)	—	—	(1,283,347)
Forward currency exchange contracts	—	(9,779,137)	—	(9,779,137)
Swaptions written, at value	—	(86,186)	—	(86,186)

Total Liabilities	$(1,283,347)	$(16,181,419)	$—	$(17,464,766)

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3. Securities Valuation (Continued)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 2*
Assets Table
Investments, at Value:
Preferred Stocks	$390,495	$(390,495)

Total Assets	$390,495	$(390,495)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 44.7% of Master Loan and 34.5% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities,

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4. Investments and Risks (Continued)

commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$564,472,469

Sold securities	15,776,303

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $8,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $280,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

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4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$22,310,590
Market Value	$1,296,009
Market Value as % of Net Assets	0.03%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk,

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6. Use of Derivatives (Continued)

which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,057,531,710 and $1,091,252,670, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $631,392,235 and $453,400,599 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call

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6. Use of Derivatives (Continued)

option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $837,666 and $1,164,191 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $727,567 and $1,851,140 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

For the reporting period, the Fund had ending monthly average notional amounts of

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6. Use of Derivatives (Continued)

$65,449,500 and $83,851,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $651,559,823 and $788,618,250 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $47,446,926 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $4,398,141 and $2,937,916 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

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6. Use of Derivatives (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $1,851,084.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

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Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/16/2018